ANNUAL
REPORT

JUNE 30, 1998

FRANKLIN CALIFORNIA TAX-FREE TRUST


   Franklin California Insured Tax-Free Income Fund
   Franklin California Intermediate-Term Tax-Free Income Fund
   Franklin California Tax-Exempt Money Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



Charles B. Johnson
Chairman
Franklin California
Tax-Free Trust
Thomas J. Kenny
Director
Franklin Municipal
Bond Department

CONTENTS

Shareholder Letter  .................................................       1
Fund Reports
 Franklin California Insured
Tax-Free Income Fund.................................................       4
 Franklin California
Intermediate-Term
Tax-Free Income Fund.................................................      14
 Franklin California
Tax-Exempt Money Fund................................................      20
Municipal Bond Ratings...............................................      23
Financial Highlights &
Statement of Investments.............................................      26
Financial Statements.................................................      56
Notes to
Financial Statements.................................................      60
Independent
Auditor's Report.....................................................      65


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Trust's annual report for the period ended June 30, 1998.

The National Economy

During much of the period under review, the U.S. economy continued its remarkable expansion, demonstrating healthy growth with few signs of inflation. Strong consumer demand for goods, services and housing stimulated growth. However, by the period's end, the preliminary, second quarter, annualized Gross Domestic Product gain of 1.4% reflected some economic slowdown due to the Asian financial crisis. Thus far, the Asian crisis' impact on the U.S. economy has been mixed -- it has slowed the economy through a decline in American exports, while the resulting U.S. dollar's strength has helped keep inflation under control through a decline in import prices. Although many Asian countries are implementing reforms, it will likely take some time for their economies to recover.

In May, President Clinton predicted a $39 billion federal budget surplus for the government's fiscal year-end on September 30, 1998. This would be the first annual surplus since the government finished $3.2 billion ahead in 1969. During the fund's fiscal year, economic growth benefited employment without triggering significant inflation. May's annualized, seasonally adjusted rate of 4.3% marked a 28-year low in the nation's unemployment; at the same time, commodity prices fell to their lowest levels since the early 1990s.

Over the year, interest rates declined. However, for the first half of 1998, the combination of a strong economy and low inflation kept rates in a narrow range. The healthy economy prevented a significant rate decline, while low inflation prevented rates from rising. The bond market also benefited from the dollar's strength relative to other currencies. The yield for the 30-year U.S. Treasury bond stood at 5.62% on June 30, 1998, compared with 6.80% a year earlier.

California's Economy

The California municipal bond market benefited from a local economy where employment has been growing faster than the nation's over the past three years.1 Downsizing in defense- and aerospace-related industries has all but ended, and the construction, exports, tourism, computer services and entertainment sectors have become the new engines of California's steady economic growth. However, these strong job gains lured more workers into the labor force, slowing the drop in the state's jobless rate.2 Thus, California's annualized, seasonally adjusted 5.8% unemployment rate for May was higher than the nation's.

"With projected increases in employment, personal income and homebuilding, California's economic growth should persist."

The Asian crisis has not yet had a significant impact on the California municipal bond market. During the year under review, growth in exports to Hong Kong, Taiwan, and to NAFTA partners Mexico and Canada offset declines in exports to trading partners such as Japan, Korea, Singapore and Malaysia.3 It is too early to estimate El Nino's effects on California municipalities; however, rating agencies do not normally reduce ratings because of natural disasters, and it does not appear that the wet winter affected any of the portfolio's bonds.

Taking into account California's robust economy, Standard & Poor's(R) upgraded the state's general obligation debt rating to A+. With projected increases in employment, personal income and homebuilding, California's economic growth should persist. Market fundamentals continue to be attractive for municipal bonds as these securities remain one of the few investment options available for tax-conscious investors.

1. Source: Standard & Poor's Credit Week Municipal, February 23, 1998.
2. Source: California Department of Finance, California Economic Indicators, March/April 1998.
3. Ibid.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. Municipal bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin California Tax-Free Trust



Thomas J. Kenny
Director
Franklin Municipal Bond Department



FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND


Your Fund's Objective: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.1,2

Franklin California Insured Tax-Free Income Fund was able to take advantage of market fluctuations and higher bond issuance to perform well over the past year. The increased bond issuance was tied to an interest-rate decline over the reporting period, as demonstrated by the 30-year Treasury bond yield's move from 6.80% on June 30, 1997, to 5.62% on June 30, 1998. With the decline in rates, we saw a 51% volume increase in bond offerings over the first half of 1998 compared with the same period last year. During the reporting period, many municipalities took advantage of the lower interest-rate environment to issue new debt and prerefund outstanding bonds. As a result of the greater number of municipal bonds available, their prices declined considerably relative to Treasuries, and they traded at or above 90% of Treasury yields. The market volatility over the past 12 months created buying opportunities for the fund to purchase bonds on the downswings.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Fund shares are not insured by any U.S. or other government agency. Insurance relates only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made to any insurer's ability to meet its commitments.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 28 of this report.

As many issuers refinanced outstanding debt, the number of the fund's prerefunded bonds increased. When a bond is prerefunded, a new issue is brought to market with a lower interest rate, to pay off the older issue at its first call date. The proceeds from the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, their premium usually begins to decline rapidly to its stated call price. By capturing the premium and reinvesting the proceeds in current coupon bonds, we are able to extend a portion of the income that would otherwise be lost at the call date.

However, because of the low interest-rate environment, it was difficult for the fund to generate enough capital losses to offset the gains realized from prerefunded bond sales. Thus, the fund made a capital gain distribution of 11.58 cents per share inDecember. Additionally, the interest rates available for reinvestment were significantly lower than the coupons on the prerefunded bonds being sold; therefore, it may be difficult for the fund to maintain its dividend level. Regardless of the future direction of interest rates, we believe our conservative investment approach, avoidance of derivative investments and purchases of current coupon bonds with long call protections, will benefit our shareholders moving forward.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 25 cents, from $12.22 on June 30, 1997, to $12.47 on June 30, 1998. In addition to distributing 64.2 cents ($0.642) per share in dividend income, the fund made a long-term capital gain distribution of
11.58 cents ($0.1158) per share during the 12-month reporting period. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 5.3 cents ($0.053) and the maximum offering price of $13.02 on June 30, 1998, your fund's distribution rate was 4.88%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 8.91% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 8 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. Please see the prospectus for more details.

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
**Source: Standard and Poor's Micropal.


Franklin California Insured Tax-Free Income Fund - Class I

Periods ended 6/30/98

                                                                   Since
                                                                 Inception
                                  1-Year     5-Year    10-Year    (9/3/85)
Cumulative Total Return1           8.38%     34.46%   116.25%     173.67%
Average Annual Total Return2       3.79%      5.18%     7.55%       7.81%

Distribution Rate3            4.88%
Taxable Equivalent
Distribution Rate4            8.91%
30-Day Standardized Yield5    4.13%
Taxable Equivalent Yield4     7.54%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 5.3 cent per share monthly dividend and the maximum offering price of $13.02 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Insured Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 11.58 cents ($0.1158) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin California Insured Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 26 cents, from $12.29 on June 30, 1997, to $12.55 on June 30, 1998. In addition to distributing 57.13 cents ($0.5713) per share in dividend income, the fund made a long-term capital gain distribution of 11.58 cents ($0.1158) per share during the 12-month reporting period. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.71 cents ($0.0471) and the maximum offering price of $12.68 on June 30, 1998, your fund's distribution rate was 4.46%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 8.14% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 12 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 40,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such market indices have inherent performance differentials over any fund.

They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin California Insured Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. Please see the prospectus for more details.

*Includes all sales charges and represents the change in value of an investment over the period shown. The total value on 6/30/98 reflects the contingent deferred sales charge (CDSC), assuming the account is liquidated on that date. Purchasers who remain in the account for longer than 18 months will not be assessed the CDSC; thus actual total return may be higher. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index. **Source: Standard and Poor's Micropal.


Franklin California Insured Tax-Free Income Fund - Class II

Periods ended 6/30/98

                                                               Since
                                                             Inception
                                        1-Year      3-Year   (5/1/95)
Cumulative Total Return1                 7.80%     21.85%      23.86%
Average Annual Total Return2             5.77%      6.46%       6.66%
Distribution Rate3               4.46%
Taxable Equivalent
Distribution Rate4               8.14%
30-Day Standardized Yield5       3.71%
Taxable Equivalent Yield4        6.77%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.71 cent per share monthly dividend and the maximum offering price of $12.68 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Insured Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 11.58 cents ($0.1158) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital. The fund invests primarily in a portfolio of California municipal securities with an average weighted maturity (the time in which the debt must be repaid) between three and 10 years.1

Issuers took advantage of the past year's declining interest rates to bring a greater amount of new debt to market, making the supply of California municipal bonds more than adequate to meet demand. Most of these bonds were issued to prerefund previously issued bonds with higher interest rates. Approximately 75% of new-issue bonds were insured; however, some BBB bonds were issued. (For an explanation of bond ratings, please see page 23.)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 42 of this report.

During the reporting period the fund sought to maintain income and increase call protection by selling bonds paying 43/4% to 51/4% interest in the two- to five-year maturity range at premiums and purchasing, at par or a slight discount, bonds in the 10- to 15-year range, paying 5% to 51/2% interest. The bonds purchased ranged in rating from BBB to AAA, with approximately 50% being BBB. The largest purchase was $5 million in Virgin Islands Public Finance Authority bonds rated BBB-.

Call protection is the length of time during which a security cannot be redeemed by the issuer. Corporate and municipal issuers generally provide 10 years of call protection. Without call protection, a bond could be called away at any time specified in the indenture.+

+Barron's Dictionary of Finance and Investment Terms, 1995.

Because of the Asian crisis and its economic effects, it is unlikely the Federal Reserve Board will raise short-term interest rates soon, nor does inflation appear to be a problem. The supply of California municipal bonds should be sufficient to meet the fund's needs. In this environment, the fund should continue to perform well during the next year.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased 31 cents, from $10.93 on June 30, 1997, to $11.24 on June 30, 1998. During the 12-month reporting period, shareholders received income distributions totaling 52.8 cents ($0.528) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per-share dividend of 4.4 cents ($0.044) and the maximum offering price of $11.50 on June 30, 1998, your fund's distribution rate was 4.59%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 8.38% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 18 compares your fund's shares' performance with that of the unmanaged Lehman Brothers 10-Year Municipal Bond Index. The index includes over 8,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California Intermediate-Term Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's shares' performance exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
**Source: Standard and Poor's Micropal.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Intermediate-Term Tax-Free Income Fund

Periods ended 6/30/98

                                                                        Since
                                                                      Inception
                                                 1-Year      5-Year   (9/23/92)
Cumulative Total Return1                          7.76%     36.39%      47.74%
Average Annual Total Return2                      5.35%      5.93%       6.58%
Distribution Rate3                   4.59%
Taxable Equivalent
Distribution Rate4                   8.38%
30-Day Standardized Yield5           4.09%
Taxable Equivalent Yield4            7.47%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.50 on June 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended June 30, 1998.
The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.95%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND


Your Fund's Objective: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The fund is managed to maintain a $1.00 share price.1

California's economic outlook at the end of the reporting period was one of the most positive in over six years. The state has added jobs at an average annual rate of 2% since 1993. Financially, California benefited from a strong economic rebound, thanks to higher than anticipated revenue growth and lower cash-flow borrowing.

The season for issuing California notes began in early June, and we participated in several attractive deals. Notable purchases included Los Angeles County TRANs, California School Cash Reserve Program notes and Alameda County TRANs. During the reporting period we also purchased California State TECP, Rancho Mirage Redevelopment Agency COP weekly VRDN, San Bernardino County MFHR weekly VRDN and Dublin Housing Authority MFHR weekly VRDN.

1. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.

As always, Franklin California Tax-Exempt Money Fund's investment strategy emphasizes high quality and liquidity. In an effort to provide safety and stability of principal, we manage the fund more conservatively than required by SEC guidelines. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Also, even though SEC guidelines regulating money market funds permit it, Franklin California Tax-Exempt Money Fund does not buy any derivatives. Instead, the fund purchases only plain vanilla, variable-rate securities. The fund eliminated its exposure to Japanese bank guarantees several years ago because of the problems these banks were having. This is consistent with our philosophy of purchasing securities only from what we believe are the most credit-worthy institutions.



Money Market Acronyms
The report mentions the following acronyms often used in the short-term municipal market.

COP    - Certificate of Participation
MFHR   - Multi-Family Housing Revenue
TECP   - Tax-Exempt Commercial Paper
TRAN   - Tax and Revenue
         Anticipation Note
VRDN   - Variable-Rate Demand Note

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Tax-Exempt Money Fund
Period ended 6/30/98

Seven-day effective yield1                                2.76%
Seven-day annualized yield                                2.72%
Taxable equivalent yield2                                 4.97%


1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
Annualized and effective yields are for the seven days ended June 30, 1998. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.


Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



Franklin California Insured Tax-Free Income Fund

                                                                           Class I
                                               -------------------------------------------------------------
                                                                     Year Ended June 30,
                                               -------------------------------------------------------------
                                                       1998       1997        1996        1995       1994
                                               -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............         $12.22     $12.01      $11.95      $11.74     $12.30
                                               -------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .64        .66         .67         .68        .68
 Net realized and unrealized gains (losses) ...            .37        .21         .06         .20       (.56)
                                               --------------------------------------------------------------
Total from investment operations ..............           1.01        .87         .73         .88        .12
                                               -------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.64)      (.66)       (.67)       (.67)      (.68)
 Net realized gains ...........................           (.12)     --          --          --         --
                                               -------------------------------------------------------------
Total distributions ...........................           (.76)      (.66)       (.67)       (.67)      (.68)
                                               -------------------------------------------------------------
Net asset value, end of year ..................         $12.47     $12.22      $12.01      $11.95     $11.74
                                               =============================================================

Total return* .................................           8.38%      7.41%       6.18%       7.80%       .67%

Ratios/supplemental data
Net assets, end of year (000's) ...............     $1,717,489 $1,635,543  $1,588,631  $1,468,080 $1,450,821
Ratios to average net assets:
 Expenses .....................................            .60%       .60%        .60%        .59%       .54%
 Net investment income ........................           5.11%      5.41%       5.50%       5.77%      5.53%
Portfolio turnover rate .......................          21.66%     20.40%      14.22%      11.85%      6.98%

*Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.



Franklin California Insured Tax-Free Income Fund (cont.)
                                                                                  Class II
                                                              --------------------------------------------
                                                                             Year Ended June 30,
                                                              --------------------------------------------
                                                                  1998        1997        1996     1995***
                                                              --------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $12.29      $12.07      $11.99   $11.88
                                                              --------------------------------------------
Income from investment operations:
 Net investment income .......................................        .58         .59         .60      .11
 Net realized and unrealized gains ...........................        .37         .22         .08      .10
                                                              --------------------------------------------
Total from investment operations .............................        .95         .81         .68      .21
                                                              --------------------------------------------
Less distributions from:
 Net investment income .......................................       (.57)       (.59)       (.60)    (.10)
 Net realized gains ..........................................       (.12)      --          --       --
                                                              --------------------------------------------
Total distributions ..........................................       (.69)       (.59)       (.60)    (.10)
                                                              --------------------------------------------
Net asset value, end of year .................................     $12.55      $12.29      $12.07   $11.99
                                                              ============================================

Total return** ...............................................       7.80%       6.86%       5.70%    1.79%

Ratios/supplemental data
Net assets, end of year (000's) ..............................    $55,371     $34,899     $18,458     $507
Ratios to average net assets:
 Expenses ....................................................       1.16%       1.16%       1.17%    1.17%*
 Net investment income .......................................       4.55%       4.81%       4.96%    5.03%*
Portfolio turnover rate ......................................      21.66%      20.40%      14.22%   11.85%


*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
***For the period May 1, 1995 (effective date) to June 30, 1995.

See notes to financial statements.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, June 30, 1998




                                                                                                       PRINCIPAL
 Franklin California Insured Tax-Free Income Fund                                                        AMOUNT         VALUE
 Long Term Investments 96.9%
 Bonds 96.5%

 ABAG, RDA Revenue, Tax Allocation, Pool A2, FSA Insured, 6.60%, 12/15/24 .......................      $10,775,000   $ 12,086,425
 Alameda County COP, Medical Center Project, MBIA Insured, 5.00%, 6/01/28 .......................        5,000,000      4,841,500
 Alameda County COP, Municipal Custodial Receipts, Series 1,
  BIG Insured, Pre-Refunded, 7.25%, 12/01/07 ....................................................        2,000,000      2,188,600
 Alameda County Water District Revenue COP, Water System Project,
  FGIC Insured, 6.00%, 6/01/20 ..................................................................        1,000,000      1,066,120
 Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 .....................       10,730,000     11,647,630
 Anaheim Public Financing Authority Revenue, Refunding, Local Agency, CFD, Series A,
  MBIA Insured, 5.75%, 9/01/14 ..................................................................        3,790,000      4,035,554
 Arcadia GO, USD, Series B, FGIC Insured, 5.875%, 7/01/20 .......................................        1,985,000      2,122,799
 Arcata Joint Powers Financing Authority Revenue, Tax Allocation,
  Community Development Project, Series A,
  AMBAC Insured, 6.00%, 8/01/23 .................................................................        5,690,000      6,127,789
 Arcata Joint Powers Financing Authority, Wastewater Revenue, FSA Insured, 5.80%, 12/01/22 ......        1,080,000      1,153,364
 Barstow RDA, Tax Allocation, Central Redevelopment Project,
  Series A, MBIA Insured, 6.25%, 9/01/22 ........................................................        2,000,000      2,181,520
 Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ............................        1,500,000      1,595,730
 Benicia COP, Refunding, Water System Project, AMBAC Insured, 6.125%, 11/01/17 ..................        2,995,000      3,192,071
 Benicia USD, Series A, AMBAC Insured, 6.85%, 8/01/16 ...........................................        5,900,000      6,494,425
 Blythe Financing Authority, Lease Revenue, City Hall and County Courthouse Project, MBIA Insured,
  5.50%, 9/01/27 ................................................................................        3,500,000      3,614,695
 Brea Public Finance Authority Revenue, Tax Allocation, Redevelopment Project,
  Series A, MBIA Insured,
 7.00%, 8/01/15 .................................................................................        1,520,000      1,668,990
 6.75%, 8/01/22 .................................................................................        1,550,000      1,684,773
 7.00%, 8/01/23 .................................................................................       12,185,000     13,331,243
 Buellton USD, Series A, MBIA Insured, 6.375%, 7/01/17 ..........................................        2,155,000      2,338,671
 Burbank PCR, Wastewater Treatment, Series A, FGIC Insured, 5.50%, 6/01/25 ......................        3,000,000      3,082,680
 Burbank RDA, Refunding, Tax Allocation, City Center
  Redevelopment Project, Series A, FSA Insured,
  5.50%, 12/01/23 ...............................................................................        2,000,000      2,047,460
 Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 ........................          665,000        692,551
 Calaveras County Water District Revenue, Refunding, COP,
  Water and Sewer System Improvement
  Project, AMBAC Insured, 6.00%, 5/01/16 ........................................................        3,950,000      4,272,952
 Calexico CRDA Revenue, Tax Allocation, Refunding, Merged Central Business and
  Residential, FSA Insured, 5.85%, 8/01/15 ......................................................        1,795,000      1,897,961
 Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 .................        2,930,000      3,083,796
 California Educational Facilities Authority Revenue, MBIA Insured,
 Loyola Marymount, 5.75%, 10/01/24 ..............................................................        2,000,000      2,100,300
 Refunding, Santa Clara University, 5.75%, 9/01/21 ..............................................        3,350,000      3,545,138
 California Educational Facilities Authority Revenue,
  Pooled Facilities Program, MBIA Insured,
 7.00%, 03/01/16 ................................................................................        1,000,000      1,063,180
 Pre-Refunded 7.625%, 11/01/12 ..................................................................          335,000        342,672
 California Health Facilities Financing Authority Revenue,
 Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 3/01/13 ..........................        3,000,000      3,255,960
 Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 3/01/14 ..........................        5,065,000      5,459,108
 Marin General Hospital, Series A, FSA Insured, 7.00%, 8/01/15 ..................................        4,000,000      4,290,520
 Refunding, Catholic Health Facility, Series A, MBIA Insured, 6.00%, 7/01/17 ....................        5,000,000      5,452,100
 San Diego Hospital Association, MBIA Insured, 6.625%, 5/01/19 ..................................       11,110,000     11,490,629
 San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 .........................        2,425,000      2,625,596
 San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/20 .........................        4,850,000      5,194,835
 San Fernando Health Facility, Series A, CHFCLP Insured, 5.25%, 6/01/23 .........................        2,760,000      2,714,653
 Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 .............................        3,500,000      3,828,615
 California Health Facilities Financing Authority Revenue, (cont.)
 Sharp Temecula Hospital, MBIA Insured, 7.05%, 8/01/21 ..........................................      $ 3,000,000    $ 3,281,910
 Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ...........................................       10,000,000      9,650,300
 The Help Group, CHFCLP Insured, 5.40%, 8/01/22 .................................................        5,000,000      4,986,400
 California HFA Revenue,
 Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ..........................................        5,250,000      5,597,183
 Home Mortgage, Series J, MBIA Insured, 5.45%, 8/01/16 ..........................................        5,000,000      5,043,800
 Series A, MBIA Insured, 7.15%, 8/01/11 .........................................................        1,315,000      1,405,788
 Series A, MBIA Insured, 8.20%, 2/01/20 .........................................................        4,100,000      4,187,207
 Series A, MBIA Insured, 7.20%, 2/01/26 .........................................................        3,450,000      3,671,801
 Series B, MBIA Insured, 6.80%, 8/01/11 .........................................................        1,815,000      1,945,390
 Series B, MBIA Insured, 8.625%, 8/01/15 ........................................................          245,000        254,771
 Series K, AMBAC Insured, 6.25%, 8/01/27 ........................................................        5,920,000      6,316,166
 California HFA, SFM Purchase, Series B-3, Class I, FHA Insured, 5.30%, 8/01/18 .................        3,000,000      2,999,850
 California Public Capital Improvement Financing Authority
 Revenue, Pooled Projects, Series B,
  BIG Insured, 8.10%, 3/01/18 ...................................................................        9,050,000      9,297,246
 California Public School District, Financing Authority Lease Revenue,
 Refunding, Southern Kern USD,
  Series B, FSA Insured, 5.90%, 9/01/26 .........................................................        1,850,000      1,994,911
 California State Department of Water Resources, Central Valley Project,
 Water System Revenue, MBIA Insured,
 Refunding, Series L, 5.50%, 12/01/23 ...........................................................        5,000,000      5,110,750
 Refunding, Series Q, 5.375%, 12/01/27 ..........................................................       18,500,000     18,741,610
 California State GO,
 5.125%, 10/01/27 ...............................................................................        3,000,000      2,970,570
 AMBAC Insured, 6.30%, 9/01/06 ..................................................................        9,000,000     10,226,250
 FGIC Insured, 6.00%, 5/01/20 ...................................................................          510,000        549,530
 FGIC Insured, 6.00%, 5/01/20 ...................................................................        2,990,000      3,320,246
 MBIA Insured, 6.00%, 8/01/16 ...................................................................          210,000        228,245
 MBIA Insured, 6.00%, 10/01/21 ..................................................................           65,000         69,507
 California State HFA Revenue, Home Mortgage, Series L,
 MBIA Insured, 6.40%, 8/01/27 ...................................................................        8,375,000      9,052,286
 California State Loan Purchase Authority Revenue, Loan Contract,
 Series A, FSA Insured, Pre-Refunded,
 7.75%, 10/01/08 ................................................................................        2,000,000      2,059,480
 7.80%, 10/01/18 ................................................................................        3,365,000      3,465,445
 California State Local Government Finance Authority Revenue,
  Marin Valley Mobile Country Club Park
  Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 ....................................        4,275,000      4,581,090
 California State University and Colleges, Student Union Revenue, MBIA Insured,
 Bakersfield, Series A, 6.30%, 11/01/22 .........................................................        1,310,000      1,422,608
 San Bernardino, Series B, 6.30%, 2/01/22 .......................................................        2,375,000      2,582,266
 California State University, Fresno, Auxiliary Residence Student Project Revenue,
  MBIA Insured, 6.25%, 2/01/17 ..................................................................        1,500,000      1,642,875
 California State University, Housing System Revenue, Series AX,
  FGIC Insured, 5.20%, 11/01/30 .................................................................        3,590,000      3,556,398
 California Statewide CDA, COP, MBIA Insured, 5.00%, 04/01/18 ...................................        6,000,000      5,881,500
 California Statewide CDA Revenue, COP, John Muir/Mt. Diablo
 Health System, MBIA Insured,
 5.125%, 8/15/22 ................................................................................        5,000,000      4,941,750
 5.25%, 8/15/27 .................................................................................        5,910,000      5,900,899
 Cambria Community Services District Revenue, MBIA Insured,
 COP, Wastewater Treatment System Upgrade, 6.90%, 11/01/24 ......................................        1,000,000      1,145,150
 Water and Wastewater, Refunding, Series A, 6.00%, 5/01/15 ......................................        1,330,000      1,442,651
 Campbell COP, Refunding, Civic Center Project, MBIA Insured, 5.25%, 10/01/28 ...................      $ 1,600,000  $   1,612,016
 Campbell Union School District, Series C, FGIC Insured,
 5.65%, 8/01/17 .................................................................................        1,000,000      1,052,090
 5.75%, 6/01/22 .................................................................................        1,000,000      1,066,630
 Carpinteria Sanitation District, Capital Facilities Revenue, FGIC Insured, 6.25%, 7/01/14 ......        2,485,000      2,695,355
 Central Coast Water Authority Revenue, State Water Project,
  Regional Facilities, AMBAC Insured,
 Pre-Refunded, 6.50%, 10/01/14 ..................................................................        2,500,000      2,781,325
 Pre-Refunded, 6.60%, 10/01/22 ..................................................................        4,650,000      5,191,214
 Refunding, Series A, 5.00%, 10/01/22 ...........................................................        3,000,000      2,933,790
 Refunding, Series B, 5.65%, 10/01/11 ...........................................................          595,000        633,187
 Refunding, Series B, 5.70%, 10/01/12 ...........................................................          620,000        658,403
 Refunding, Series B, 5.80%, 10/01/16 ...........................................................        1,020,000      1,082,924
 Refunding, Series B, 5.85%, 10/01/22 ...........................................................        2,800,000      2,966,572
 Central School District, San Bernardino County, AMBAC Insured, 5.60%, 5/01/16 ..................        3,035,000      3,160,224
 Cerritos Public Financing Authority Revenue, Los Coyotes
  Redevelopment Project Loan, Series A, AMBAC
  Insured, 5.75%, 11/01/22 ......................................................................        5,000,000      5,255,200
 Chico Public Financing Authority Revenue, Southeast Chico Redevelopment Project, Series A,
  FGIC Insured, 6.625%, 4/01/21 .................................................................          815,000        862,001
 Chino Basin Regional Financing Authority Revenue, Refunding, Municipal Water District,
  Sewer System Project, AMBAC Insured, 6.00%, 8/01/16 ...........................................        2,000,000      2,157,180
 Chino COP, RDA, Refunding, Water System Improvement Project,
 AMBAC Insured, 6.20%, 9/01/18 ..................................................................        3,590,000      3,888,401
 Chula Vista Elementary School District COP, MBIA Insured, 6.60%, 8/01/16 .......................        2,940,000      3,032,845
 Chula Vista Public Finance Authority, Local Agency Revenue, Series 1995-A, FSA Insured,
  6.125%, 9/02/14 ...............................................................................        3,875,000      4,295,360
 Coachella Valley Recreation and Park District, 1915 Act, Refunding, Reassessment District No. 9,
  MBIA Insured, 6.20%, 9/02/16 ..................................................................        1,500,000      1,638,945
 Colton Joint USD, CFD, Special Tax, Refunding, Southridge Village, Phase III,
  FSA Insured, 5.90%, 9/01/14 ...................................................................          500,000        502,910
 Colton Public Financing Authority Revenue, Escrow Term, Tax Allocation,
  Series A, MBIA Insured, 5.30%, 8/01/27 ........................................................        4,175,000      4,138,093
 Contra Costa County COP,
 Buildings Acquisition Project, AMBAC Insured, 6.70%, 2/01/21 ...................................        1,250,000      1,296,463
 Public Facilities Corp., BIG Insured, 7.80%, 6/01/08 ...........................................        1,000,000      1,052,600
 Contra Costa Mosquito Abatement District, COP, Refunding,
 Public Improvements Project, FSA
  Insured, 6.25%, 2/01/06 .......................................................................        1,885,000      1,981,286
 Contra Costa Water District Revenue, Series G, MBIA Insured, 5.50%, 10/01/19 ...................        3,000,000      3,087,750
 Cupertino Union School District, Series B, FGIC Insured, 5.60%, 8/01/21 ........................       16,250,000     16,814,200
 Davis Joint USD No. 1, CFD, Special Tax, Refunding, MBIA Insured, 5.50%, 8/15/21 ...............        7,000,000      7,170,800
 Delano USD, Series A, FSA Insured, 6.10%, 5/01/17 ..............................................        1,105,000      1,187,113
 Dinuba GO, RDA Tax Allocation, Refunding, Redevelopment Project No. 2,
  Series A, MBIA Insured, 5.40%, 9/01/27 ........................................................        3,190,000      3,227,068
 Dublin-San Ramon Services District, COP, AMBAC Insured, 7.00%, 12/01/20 ........................        4,155,000      4,523,216
 East Bay MUD, Wastewater Treatment System Revenue,
  AMBAC Insured, Pre-Refunded, 7.20%, 6/01/20 ...................................................        2,000,000      2,158,880
 East Bay MUD, Water System Revenue,
 MBIA Insured, Pre-Refunded, 7.50%, 6/01/18 .....................................................        5,000,000      5,424,450
 Refunding, FGIC Insured, 6.00%, 6/01/20 ........................................................        6,900,000      7,405,425
 Refunding, Subordinate Lien, FGIC Insured, 5.00%, 6/01/26 ......................................        6,860,000      6,678,484
 East Side Union High School District, Santa Clara County, Series D,
  FGIC Insured, 5.75%, 9/01/17 ..................................................................        1,200,000      1,262,304
 Eastern Municipal Water and Sewer District Revenue, COP, Refunding,
 Series A, FGIC Insured, 6.30%, 7/01/20 .........................................................        1,400,000      1,487,570
 El Cerrito RDA, Tax Allocation, Refunding, Redevelopment Project,
 Series A, FSA Insured, 6.80%, 7/01/19...........................................................      $ 5,960,000    $ 6,403,543
 El Dorado County Public Agency Financing Authority Revenue, Refunding, FGIC Insured,
 5.50%, 2/15/16 .................................................................................        2,250,000      2,329,650
 5.50%, 2/15/21 .................................................................................        3,500,000      3,589,040
bEmeryville Public Financing Authority Lease Revenue, Civic Center
  Financing Project, Series A, AMBAC Insured,
  5.00%, 5/01/28 ................................................................................        1,000,000        974,220
 Eureka Public Financing Authority Revenue, Tax Allocation,
  Eureka Redevelopment Project,
  FSA Insured, Pre-Refunded, 7.40%, 11/01/12 ....................................................        6,900,000      7,121,559
 Fairfield Public Financing Authority Revenue, Municipal Park, ID No. 1,
  FGIC Insured, 6.30%, 7/01/23 ..................................................................        4,750,000      5,226,235
 Farmersville USD, Series A, AMBAC Insured, 5.70%, 7/01/18 ......................................        1,265,000      1,323,481
 Fillmore Public Financing Authority Revenue, Refunding,
  Central City Redevelopment Project,
  Series A, AMBAC Insured, 5.75%, 10/01/16 ......................................................        2,525,000      2,670,465
 Fillmore USD, Series A, FGIC Insured, 5.60%, 7/01/22 ...........................................        5,645,000      5,923,694
 Folsom Public Financing Authority Revenue, Refunding, AMBAC Insured,
 6.00%, 10/01/08 ................................................................................        2,000,000      2,159,580
 6.00%, 10/01/12 ................................................................................        1,000,000      1,076,560
 6.00%, 10/01/19 ................................................................................        3,400,000      3,622,190
 Folsom Special Tax, Refunding, CFD, No. 4, MBIA Insured, 5.00%, 8/01/18 ........................        1,740,000      1,705,374
 Fontana RDA, Tax Allocation, Refunding, Southwest Industrial Park Project,
  FGIC Insured, 6.125%, 9/01/25 .................................................................        5,850,000      6,288,516
 Fresno COP, City Hall Refinancing Project, AMBAC Insured, 6.25%, 8/01/19 .......................        1,000,000      1,052,200
 Fresno GO USD, FSA Insured,
 Series B, 5.875%, 8/01/20 ......................................................................        1,405,000      1,494,372
 Series B, ETM, 5.875%, 8/01/20 .................................................................        2,595,000      2,841,240
 Series C, 5.375%, 8/01/21 ......................................................................        3,455,000      3,520,645
 Fresno Water System Revenue, Water Remediation Project,
 Series A, FGIC Insured, 5.875%, 6/01/20 ........................................................        7,140,000      7,834,651
 Fruitvale School District, Series B, MBIA Insured, 6.00%, 8/01/20 ..............................        1,780,000      1,890,111
 Glendale GO USD, Series A, FGIC Insured, 5.375%, 9/01/22 .......................................        2,400,000      2,453,376
 Glendale Hospital Revenue, Refunding, Adventist Health, Series A,
 MBIA Insured, 6.75%, 3/01/13 ...................................................................        1,000,000      1,076,500
 Glendale RDA, Tax Allocation, Refunding, Central Glendale
 Redevelopment Project, AMBAC Insured,
  6.00%, 12/01/20 ...............................................................................        9,775,000     10,473,326
 Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 .........................        1,250,000      1,344,200
 Hercules COP, Refunding, Capital Improvement Projects,
AMBAC Insured, 6.00%, 6/01/15 ...................................................................        1,000,000      1,075,410
 Hesperia Water District COP, Refunding, Water Facilities
Improvement Projects, FGIC Insured, 7.15%, 6/01/26 ..............................................        3,425,000      3,783,289
 Imperial Irrigation District COP,
 Electric System Project, MBIA Insured, 6.00%, 11/01/15 .........................................       13,375,000     14,453,293
 Water System Project, AMBAC Insured, 5.75%, 7/01/16 ............................................        5,050,000      5,371,988
 Indian Wells GO, RDA Revenue, Refunding, Tax Allocation,
 Consolidated Whitewater, MBIA Insured,
  5.375%, 12/01/22 ..............................................................................        1,300,000      1,315,704
 Kern County Board of Education COP, Administration Building
 Financing Project, MBIA Insured,
  6.20%, 2/01/23 ................................................................................        8,535,000      8,724,477
 Kern County High School District, FSA Insured, ETM,
 6.625%, 8/01/14 ................................................................................        1,535,000      1,825,176
 6.625%, 8/01/15 ................................................................................        1,400,000      1,673,462
 La Mirada RDA, Industrial Commercial Redevelopment Project,
 Series A, MBIA Insured, 6.60%, 8/15/21 .........................................................        3,080,000      3,276,812
 La Quinta RDA, Tax Allocation, Housing Redevelopment
Project Areas No 1 & 2, MBIA Insured,
  6.00%, 9/01/25 ................................................................................        6,650,000      7,197,229

 Lake Arrowhead Community Services District COP, Refunding, FGIC Insured,
 6.125%, 6/01/05 ................................................................................      $ 7,600,000    $ 8,250,408
 6.50%, 6/01/15 .................................................................................       14,000,000     15,237,040
 Lake Elsinore Public Financing Authority Revenue, Tax Allocation,
Lake Elsinore Redevelopment Projects, FGIC Insured,
 Series A, 6.25%, 2/01/19 .......................................................................        1,255,000      1,309,128
 Series C, 6.625%, 2/01/17 ......................................................................       12,840,000     13,521,932
 Lakewood Public Financing Authority, Water Revenue, FGIC Insured, 5.70%, 4/01/16 ...............        2,485,000      2,601,298
 Lakewood RDA, Tax Allocation, Refunding, FSA Insured,
  Redevelopment Project No. 1, Series A, 6.50%, 9/01/17 .........................................        3,000,000      3,276,990
 Lancaster RDA, Tax Allocation, Refunding, Lancaster
Redevelopment Project No. 5, MBIA Insured, 6.85%, 2/01/19 .......................................       11,245,000     12,105,130
 Lemoore RDA, Tax Allocation, Refunding, Redevelopment Project, AMBAC Insured,
 5.20%, 8/01/16 .................................................................................        1,910,000      1,913,094
 5.00%, 8/01/25 .................................................................................        3,905,000      3,786,561
 Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded, 6.90%, 9/01/21 ............................        2,425,000      2,681,638
 Lodi COP,
 1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 .......................        3,605,000      3,898,159
 Refunding, Wastewater Treatment Project, AMBAC Insured, 6.70%, 8/01/26 .........................        8,800,000     10,084,800
 Loma Linda Hospital Revenue, Loma Linda University Medical
Center Project, Series B, Refunding,
  AMBAC Insured, 7.00%, 12/01/15 ................................................................        1,910,000      2,022,633
 Long Beach Harbor Revenue,
 b5.125%, 5/15/18 ...............................................................................        3,625,000      3,564,898
 MBIA Insured, 5.375%, 5/15/20 ..................................................................       10,000,000     10,079,800
 MBIA Insured, 5.25%, 5/15/25 ...................................................................       18,370,000     18,342,445
 Long Beach RDA, Refunding, Downtown Redevelopment Project,
 Series A, AMBAC Insured,
  Pre-Refunded, 7.75%, 11/01/10 .................................................................        2,500,000      2,583,025
 Los Angeles County Capital Assets Leasing Corp., Leasehold Revenue,
 Refunding, AMBAC Insured,
  6.00%, 12/01/16 ...............................................................................        3,000,000      3,186,180
 Los Angeles County COP, Refunding, San Pedro Peninsula Hospital Project,
 AMBAC Insured, 6.25%, 5/01/15 ..................................................................        5,825,000      6,181,607
 Los Angeles County Transport Commission Sales Tax,
 Series B, FGIC Insured, 6.50%, 7/01/13 .........................................................        2,740,000      2,961,091
 Series B, FGIC Insured, Pre-Refunded, 6.50% 7/01/15 ............................................        5,025,000      5,423,081
 Los Angeles Department of Water and Power, Electric Plant Revenue,
 FGIC Insured, 6.125%, 1/15/33 ..................................................................       17,215,000     18,366,856
 MBIA Insured, 6.00%, 8/15/32 ...................................................................        2,000,000      2,124,400
 Refunding, FGIC Insured, 6.00%, 2/01/28 ........................................................        3,500,000      3,699,955
 Los Angeles Department of Water and Power, Waterworks Revenue, Second Issue,
  FGIC Insured, 6.40%, 11/01/31 .................................................................        6,875,000      7,400,525
 Los Angeles Harbor Department Revenue, Series B,
 AMBAC Insured, 6.60%, 8/01/14 ..................................................................        3,790,000      4,156,417
 AMBAC Insured, 6.60%, 8/01/15 ..................................................................        2,000,000      2,189,440
 MBIA Insured, 6.20%, 8/01/25 ...................................................................        2,500,000      2,720,800
 Los Angeles Mortgage Revenue, Refunding, MBIA Insured, Series I, 6.50%, 7/01/22 ................        2,000,000      2,211,120
 Los Angeles Wastewater System Revenue,
 Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .............................................       12,100,000     12,830,598
 Series B, AMBAC Insured, 6.00%, 6/01/22 ........................................................        3,250,000      3,451,890
 Lucia Mar GO USD, Series A, FGIC Insured, 5.40%, 8/01/22 .......................................        5,290,000      5,418,230
 Lynwood Public Financing Authority Revenue, Series A,
 AMBAC Insured, 5.75%, 9/01/18 ..................................................................        4,000,000      4,188,040
 Menlo Park CDA, Tax Allocation, Las Pulgas Community
Development Project, Refunding, AMBAC Insured,
  5.375%, 6/01/22 ...............................................................................      $11,675,000   $ 11,821,872
 Mesa Construction Water District COP, Water Project, FGIC Insured, 6.40%, 3/15/18 ..............        5,600,000      6,149,304
 Metropolitan Water District Revenue, Southern California Waterworks
 Series A, 5.00%, 7/01/26 .......................................................................       12,750,000     12,449,483
 Series A, MBIA Insured, 5.50%, 7/01/25 .........................................................        8,750,000      8,993,338
 Series A, MBIA Insured, 5.00%, 7/01/30 .........................................................        3,250,000      3,168,945
 Series C, MBIA Insured, 5.00%, 7/01/27 .........................................................        2,000,000      1,952,120
 Modesto Health Facilities Revenue, Memorial Hospital Association, MBIA Insured,
 Refunding, Series A, 6.00%, 6/01/18 ............................................................        5,565,000      5,939,024
 Series 1991, 6.875%, 6/01/21 ...................................................................        1,500,000      1,645,920
 Modesto Irrigation District COP, Refunding and Capital
Improvement Projects, Series A, MBIA Insured,
  6.00%, 10/01/21 ...............................................................................        3,000,000      3,114,630
 Modesto Irrigation District, Financing Authority Revenue,
 Domestic Water Project, AMBAC Insured,
  Series C, 5.75%, 9/01/22 ......................................................................        2,500,000      2,774,250
 Modesto Public Financing Authority Lease Revenue,
Capital Improvements and Refinancing Projects, AMBAC Insured,
  5.125%, 9/01/33 ...............................................................................        4,000,000      3,945,160
 Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ...................       14,375,000     15,248,856
 Montclair RDA, Tax Allocation, Refunding, Redevelopment Project,
 Area No. 3, AMBAC Insured,
 5.40%, 12/01/17 ................................................................................        4,380,000      4,487,266
 5.50%, 12/01/27 ................................................................................        8,870,000      9,143,196
 Montebello Community RDA, Tax Allocation
 Housing, Series A, FSA Insured, 5.45%, 9/01/19 .................................................        1,100,000      1,126,708
 Refunding, Montebello Hills Redevelopment Project,
MBIA Insured, 5.60%, 3/01/19 ....................................................................        2,460,000      2,551,955
 Montebello USD, COP, Series B, MBIA Insured, 7.25%, 6/01/10 ....................................          720,000        777,161
 Monterey County COP, Refunding, Sheriff's Facilities Project,
FSA, Insured, 5.25%, 12/01/17 ...................................................................        3,215,000      3,248,179
 Moreno Valley Public Finance Authority, Lease Revenue,
AMBAC Insured, 5.50%, 11/01/22 ..................................................................        1,285,000      1,321,995
 Moulton Niguel Water District, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/16 .....................        1,420,000      1,527,537
 Mountain View COP, Improvement Financing Authority Revenue,
 City Hall/Community Theatre, MBIA
  Insured, 6.50%, 8/01/16 .......................................................................        1,500,000      1,614,360
 Mountain View School District, Refunding, CFD, Special Tax,
 Series A, FSA Insured, 7.25%, 10/01/11 .........................................................        2,535,000      2,687,810
 Mt. Diablo USD, CFD No. 1, Special Tax,
 AMBAC Insured, 6.25%, 8/01/14 ..................................................................          500,000        539,945
 FSA Insured, 6.00%, 8/01/24 ....................................................................        1,000,000      1,081,720
 Refunding, AMBAC Insured, 5.75%, 8/01/15 .......................................................        1,000,000      1,063,100
 Refunding, AMBAC Insured, 5.75%, 8/01/16 .......................................................        2,270,000      2,404,702
 Refunding, AMBAC Insured, 5.375%, 8/01/19 ......................................................        7,290,000      7,402,047
 Murrieta Water, Public Financing Authority, Special Tax Revenue,
 Refunding, Senior Lien, Series A, FSA Insured,
 5.60%, 10/01/15 ................................................................................        1,235,000      1,290,674
 5.70%, 10/01/21 ................................................................................        2,630,000      2,741,591
 National City Joint Powers Authority, Lease Revenue,
National City Police Facilities Project, AMBAC
  Insured, 6.75%, 10/01/17 ......................................................................        2,000,000      2,182,500
 Natomas GO USD, Refunding, FGIC Insured, 5.20%, 9/01/19 ........................................        5,000,000      5,040,000
 Nevada Irrigation District Revenue COP, Cascade Bench Flume Project,
MBIA Insured, 5.50%, 1/01/17 ....................................................................        4,600,000      4,774,478
 North City West School Facilities, Financing Authority, Special Tax,
Refunding, Series B, FSA Insured,
 5.75%, 9/01/15 .................................................................................        1,260,000      1,346,852
 6.00%, 9/01/19 .................................................................................        2,500,000      2,723,575
 Northern California Power Agency Revenue, Multiple Capital Facilities,
Series A, MBIA Insured, 6.50%, 8/01/12...........................................................      $ 5,000,000    $ 5,504,350
 Northern California Power Agency Revenue, Refunding,
 Public Power Hydroelectric Project No. 1,
 AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23 ....................................................        3,200,000      4,203,264
 Series A, MBIA Insured, 5.50%, 7/01/23 .........................................................        4,000,000      4,048,400
 Northern California Transmission Revenue,
California/Oregon Transmission Project, Series A,
  MBIA Insured,
 6.25%, 5/01/10 .................................................................................        2,500,000      2,707,725
 6.50%, 5/01/16 .................................................................................        4,000,000      4,370,160
 6.00%, 5/01/24 .................................................................................       18,335,000     19,151,458
 Pre-Refunded, 7.00%, 5/01/10 ...................................................................        4,000,000      4,277,240
 Norwalk Community Facilities Financing Authority,
Lease Revenue, MBIA Insured, 6.90%, 2/01/21 .....................................................        5,810,000      6,153,545
 Oakland Special Revenue, Refunding, Series A, FGIC Insured, 7.60%, 8/01/21 .....................        4,000,000      4,090,080
 Oceanside Community COP,
 Community Development, Public Parking Project,
 FSA Insured, Pre-Refunded, 7.875%, 4/01/19 .....................................................        3,940,000      4,744,193
 Corporation Yard Project, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/21 ..........................        4,715,000      5,370,244
 Refunding, Civic Center Project, MBIA Insured, 5.75%, 8/01/15 ..................................        1,000,000      1,063,100
 Water Use Finance Association of California, Series A
AMBAC Insured, 6.50%, 10/01/17 ..................................................................        5,000,000      5,562,650
 Ontario Redevelopment Financing Authority Revenue,
Ontario Redevelopment Project No. 1, MBIA
  Insured, ETM, 5.80%, 8/01/23 ..................................................................       10,000,000     10,458,900
 Orange County CFD No. 8, Special Tax, Rancho
 Santa Margarita, Series A, FSA Insured,
  7.30%, 8/15/09 ................................................................................        5,000,000      5,275,350
 Orange County COP, Juvenile Justice Center Facilities,
 AMBAC Insured,
 6.375%, 6/01/11 ................................................................................        4,770,000      5,157,849
 6.00%, 6/01/17 .................................................................................        5,000,000      5,297,700
 Orange County Financing Authority Revenue, Tax Allocation,
Refunding, Series A, MBIA Insured,
  6.50%, 9/01/22 ................................................................................        3,500,000      3,779,230
 Oroville Public Finance Authority, Tax Allocation Revenue,
Oroville Redevelopment Project No. 1,
  AMBAC Insured,
 5.90%, 9/15/21 .................................................................................        1,245,000      1,335,188
 6.10%, 9/15/23 .................................................................................        2,890,000      3,155,215
 Oxnard Financing Authority, Solid Waste Revenue,
AMBAC Insured, 6.00%, 5/01/16 ...................................................................        5,000,000      5,393,100
 Oxnard Public Facilities Corp. COP, AMBAC Insured,
 Pre-Refunded, 7.50%, 9/01/06 ...................................................................        3,040,000      3,170,720
 Oxnard Union High School District, Series B,
 FSA Insured, 5.875%, 8/01/27 ...................................................................        3,615,000      3,840,504
 Pajaro Valley USD, COP, School Facilities Bridge Funding Program
FSA Insured, 5.75%, 9/01/17 .....................................................................        1,250,000      1,337,038
 Palm Desert Financing Authority, Tax Allocation Revenue,
 Project Area No. 2, Series A, MBIA Insured,
 5.95%, 8/01/24 .................................................................................        2,490,000      2,668,184
 5.85%, 8/01/25 .................................................................................        1,380,000      1,463,600
 Palm Springs Financing Authority Regional Airport Revenue, FSA Insured,
 5.25%, 1/01/28 .................................................................................        1,700,000      1,672,426
 Passenger Facility Charge, 5.25%, 1/01/22 ......................................................        1,200,000      1,190,388
 Palm Springs USD,
 Series C, MBIA Insured, 6.125%, 2/01/20 ........................................................          500,000        536,845
 Series D, FGIC Insured, 5.90%, 2/01/21 .........................................................        1,000,000      1,061,910
 Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 9/01/26 ..........................        4,750,000      5,241,293
 Parlier USD, Series B, AMBAC Insured, 6.00%, 6/01/16 ...........................................        1,130,000      1,231,440
 Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 ..............................        1,000,000      1,047,090

 Pico Rivera Public Financing Authority Revenue, Refunding,
 Water Enterprise Project, Series A,
  FGIC Insured, 6.00%, 12/01/17 .................................................................      $ 8,000,000    $ 8,545,840
 Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project,
 Series A, MBIA Insured,
  6.125%, 8/01/17 ...............................................................................        1,000,000      1,078,480
 Placer County COP, MBIA Insured,
 Administrative and Emergency Services, 5.65%, 6/01/24 ..........................................        4,000,000      4,178,600
 Jail Kitchen Project, 6.90%, 10/01/21 ..........................................................        3,745,000      4,363,412
 Refunding, Juvenile Detention Facility 5.00%, 7/01/21 ..........................................        2,290,000      2,225,972
 Placer County Water Agency Revenue COP, FSA Insured, 5.90%, 7/01/25 ............................        2,350,000      2,508,578
 Pleasant Hill RDA, Tax Allocation, Refunding,
Pleasant Hill Commons Project, FSA Insured,
  6.90%, 7/01/21 ................................................................................        5,500,000      5,991,920
 Pleasant Valley School District, Ventura County COP,
Refunding, Tierra Linda School,
  MBIA Insured, 5.70%, 8/01/18 ..................................................................        1,400,000      1,418,704
 Pleasanton GO USD, Series A, MBIA Insured, 5.50%, 8/01/21 ......................................        1,000,000      1,028,820
 Pomona Public Financing Authority Revenue, Refunding,
Southwest Pomona Redevelopment
  Project, Series W, MBIA Insured, 5.00%, 2/01/30 ...............................................        7,885,000      7,605,871
 Port Hueneme RDA, Tax Allocation, Refunding,
 Central Community Redevelopment Project,
  AMBAC Insured, 5.50%, 5/01/23 .................................................................        2,000,000      2,038,500
 Porterville COP, Refunding, AMBAC Insured,
 Sewer System and Improvement Project, 6.30%, 10/01/18 ..........................................        4,935,000      5,343,470
 Sewer System Project, 6.30%, 10/01/18 ..........................................................        6,075,000      6,577,828
 Sewer System Refining Project, 5.25%, 10/01/23 .................................................        5,000,000      5,037,550
 Ramona Municipal Water District COP, Refunding,
AMBAC Insured, 7.20%, 10/01/10 ..................................................................        3,000,000      3,254,670
 Redding Electric System Revenue, Refunding, COP, Series A,
 FGIC Insured, 5.50%, 6/01/11 ...................................................................        5,000,000      5,233,200
 Redding Joint Powers Financing Authority, Lease Revenue,
 Civic Center Project, Series A, MBIA Insured,
 5.75%, 3/01/19 .................................................................................        3,090,000      3,275,215
 5.25%, 3/01/26 .................................................................................        2,075,000      2,088,903
 Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment,
Series C, FSA Insured, 6.00%,9/01/22.............................................................        2,120,000      2,261,934
 Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 ............................................        2,115,000      2,308,501
 Redwood City Public Financing Authority Revenue, Local Agency,
Series A, AMBAC Insured, 6.50%, 7/15/11..........................................................        2,745,000      2,970,968
 Riverside County COP, Historic Courthouse,
 MBIA Insured, 5.875%, 11/01/27 .................................................................        3,000,000      3,235,320
 Riverside County Public Financing Authority,
 Lease Revenue, AMBAC Insured, 5.375%, 10/01/22 .................................................        1,590,000      1,605,216
 Riverside RDA, Series A,
 Lease Revenue, AMBAC Insured, 6.375%, 10/01/23 .................................................       12,540,000     13,879,272
 Lease Revenue, AMBAC Insured, 6.50%, 10/01/24 ..................................................        2,000,000      2,227,000
 Refunding, Tax Allocation, Merged Redevelopment Project,
 MBIA Insured, 5.625%, 8/01/23 ..................................................................        2,200,000      2,258,388
 Rubidoux Community Service District COP, Water System
Improvement Project, AMBAC Insured, 6.20%, 12/01/14 .............................................        2,510,000      2,721,944
 Sacramento Area Flood Control Agency, FGIC Insured,
 Capital AD No. 2, 5.80%, 11/01/16 ..............................................................        1,000,000      1,073,810
 Capital AD No. 2, 5.375%, 10/01/25 .............................................................        3,675,000      3,718,659
 Operation & Maintenance, 5.80%, 11/01/16 .......................................................        1,475,000      1,583,870
 Operation & Maintenance, 5.90%, 11/01/25 .......................................................        2,690,000      2,892,073
 Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ...............        5,920,000      6,414,202
 Sacramento County COP, Public Facilities Project, MBIA Insured, 5.375%, 2/01/19 ................        1,350,000      1,373,355
 Sacramento MUD, Electric Revenue,
 Series E, MBIA Insured, 5.75%, 5/15/22 .........................................................        4,250,000      4,455,445
 Series I, MBIA Insured, 6.00%, 1/01/24 .........................................................        4,000,000      4,278,720
 Sacramento MUD, Electric Revenue, (cont.)
 Series J, AMBAC Insured, 5.50%, 8/15/21 ........................................................      $ 8,485,000    $ 8,743,199
 Sacramento RDA, Tax Allocation, Merged Downtown
 Redevelopment Project, Series A, MBIA Insured,
  6.50%, 11/01/13 ...............................................................................        2,000,000      2,142,340
 Saddleback Community College District COP,
1996 Capital Improvement Financing Project, MBIA Insured,
  5.50%, 6/01/15 ................................................................................        3,200,000      3,341,376
 Saddleback Valley USD, Public Financing Authority,
 Special Tax Revenue, Refunding, Series A, FSA Insured,
  5.65%, 9/01/17 ................................................................................        3,500,000      3,644,305
 Salida Area Public Facilities Financing Agency, CFD,
Special Tax, Refunding, No. 1988-1, FSA Insured,
  5.25%, 9/01/28 ................................................................................        5,000,000      5,016,350
 Salinas RDA, Tax Allocation, Central City Revitalization Project,
Series A, FSA Insured, 5.50%, 11/01/23 ..........................................................        2,000,000      2,061,780
 San Bernardino County COP, 1997 Public Improvement
Financing Project, MBIA Insured, 5.25%, 10/01/25 ................................................        7,000,000      7,052,570
 San Bernardino County Mortgage Revenue, Refunding,
Don Miguel Apartments Project, MBIA Insured,
  6.40%, 3/01/25 ................................................................................        5,680,000      6,002,510
 San Bernardino Joint Powers Financing Authority Revenue,
Tax Allocation, Refunding,
 Northwest Redevelopment Project, Series E, MBIA Insured,
Pre-Refunded, 7.375%, 1/01/15 ...................................................................        1,965,000      2,103,611
 Series A, FSA Insured, 5.75%, 10/01/25 .........................................................        1,950,000      2,055,476
 Southeast Industrial Park, Series F, MBIA Insured,
 Pre-Refunded, 7.375%, 3/01/14 ..................................................................        3,515,000      3,782,035
 State College Project No. 4, AMBAC Insured,
Pre-Refunded, 7.20%, 9/01/08 ....................................................................        4,265,000      4,518,426
 San Bernardino Municipal Water and Sewer Department,
COP, FGIC Insured, 6.25%, 2/01/17 ...............................................................        5,750,000      6,143,185
 San Bernardino RDA, Capital Appreciation, Series B,
AMBAC Insured, 7.70%, 1/10/09 ...................................................................        2,382,000      4,536,114
 San Buenaventura COP, Water Project, AMBAC Insured,
Pre-Refunded, 7.50%, 10/01/20 ...................................................................        2,000,000      2,189,260
 San Buenaventura Public Facilities, Financing Authority
Lease Revenue, Refunding, FSA Insured,
  5.75%, 6/01/14 ................................................................................        2,250,000      2,406,623
 San Carlos RDA, Tax Allocation, Refunding, San Carlos
 Redevelopment Project, Series A, MBIA Insured,
  5.50%, 9/01/26 ................................................................................        1,785,000      1,839,478
 San Diego Community College District COP, MBIA Insured,
 bRefunding, Financing Project, 5.00%, 12/01/21 .................................................        3,135,000      3,046,374
 Series 1991, 6.50%, 12/01/12 ...................................................................        2,000,000      2,177,060
 San Diego IDR, San Diego Gas & Electric, Custodial Receipts,
 Series A, AMBAC Insured, 6.40%, 9/01/18 ........................................................        1,650,000      1,794,194
 San Diego Mortgage Revenue, Refunding, University
Canyon North, Series A, MBIA Insured,
 5.125%, 7/01/03 ................................................................................          205,000        210,939
 5.75%, 7/01/25 .................................................................................        3,105,000      3,213,116
 San Francisco BART District, Sales Tax Revenue, FGIC Insured,
 6.60%, 7/01/12 .................................................................................        2,580,000      2,816,689
 5.50%, 7/01/15 .................................................................................        2,000,000      2,081,180
 5.50%, 7/01/20 .................................................................................        5,440,000      5,595,584
 San Francisco City and County Airports Commission,
International Airport Revenue, Second Series,
 Issue 5, FGIC Insured, 6.50%, 5/01/24 ..........................................................        6,900,000      7,626,915
 Issue 8A, FGIC Insured, 6.25%, 5/01/20 .........................................................        3,500,000      3,788,680
 Issue 9B, FGIC Insured, 6.00%, 5/01/25 .........................................................        6,400,000      6,884,096
 Issue 11, FGIC Insured, 6.00%, 5/01/11 .........................................................        2,105,000      2,278,242
 Issue 15A, FSA Insured, 5.00%, 5/01/28 .........................................................       10,000,000      9,610,000
 Issue 16A, FSA Insured, 5.00%, 5/01/29 .........................................................       10,000,000      9,531,500
 San Francisco City and County Sewer Revenue, Refunding,
 AMBAC Insured, 6.00%, 10/01/11 .................................................................        2,000,000      2,163,640
 San Gabriel USD, COP, School Facilities Development
 Program, Series A, FSA Insured, 6.00%, 9/01/15 .................................................        1,000,000      1,087,360
 San Jacinto USD, COP, Refunding Project, AMBAC Insured,
6.50%, 10/01/23 .................................................................................        3,000,000      3,283,350
 San Joaquin Hills Transportation Corridor Agency,
Toll Road Revenue, Refunding, Series A, MBIA Insured,
 5.375%, 1/15/29 ................................................................................      $ 8,500,000    $ 8,633,025
 5.25%, 1/15/30 .................................................................................        5,000,000      5,003,900
 San Jose Financing Authority Revenue, Convention Project,
 Series C, FSA Insured, 6.40%, 9/01/17 ..........................................................        8,740,000      9,406,425
 San Jose-Santa Clara Water Financing Authority,
 Sewer Revenue, Series A, FGIC Insured, 5.375%, 11/15/20 ........................................        1,500,000      1,523,595
 San Luis Water Districts Revenue COP, Refunding &
Capital Improvement Project, AMBAC Insured,
  5.50%, 11/01/16................................................................................        1,260,000      1,312,265
 San Marcos Public Facilities Authority Revenue,
Tax Allocation, Refunding, Series A, FSA Insured,
  5.50%, 08/01/23 ...............................................................................       10,495,000     10,703,641
 San Mateo County Joint Powers Financing Authority,
 Lease Revenue, San Mateo County Health Care
  Center, Series A, FSA Insured, 5.75%, 7/15/22 .................................................        2,750,000      2,883,073
bSan Mateo Foster City, School District, MBIA Insured, 5.00%, 8/01/27 ...........................        2,330,000      2,274,080
 San Ramon COP,
 Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%, 2/01/25 ......................        5,110,000      6,033,224
 Refunding, Capital Improvement Project, AMBAC Insured, 7.05%, 3/01/21 ..........................       12,070,000     13,105,244
 Sanger Public Financing Authority Revenue, Utility System Financing,
 Series A, AMBAC Insured, 5.70%, 1/01/22 ........................................................        5,935,000      6,218,278
 Sanger USD, Series A, FSA Insured, 5.60%, 8/01/14 ..............................................        1,000,000      1,042,570
 Santa Ana COP, Refunding, Parking Facilities Project,
Series A, AMBAC Insured, 6.125%, 6/01/16 ........................................................        3,250,000      3,505,255
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .....................        1,000,000      1,077,340
 Santa Ana HMR, Series A, FGIC Insured, 8.875%, 6/01/17 .........................................            5,000          5,435
 Santa Barbara COP, Refunding, AMBAC Insured,
 Municipal Improvement Program, 6.15%, 8/01/17 ..................................................        3,575,000      3,819,888
 Water System Improvement Project, 6.70%, 4/01/27 ...............................................        6,500,000      7,117,435
 Santa Clara County COP, Board of Education Partners,
 Administration Building Project, Series A,
  MBIA Insured, 6.00%, 4/01/25 ..................................................................        1,555,000      1,657,226
 Santa Clara County COP, Refunding, Capital Project I,
 AMBAC Insured, 6.25%, 10/01/16 .................................................................        4,500,000      4,773,600
 Santa Clara County Financing Authority Lease Revenue,
Refunding, Series A, AMBAC Insured, 5.00%, 11/15/17 .............................................       10,000,000      9,901,500
 Santa Clara Electric Revenue, Series A, MBIA Insured, 6.50%, 7/01/21 ...........................        1,350,000      1,470,083
 Santa Clara RDA, Tax Allocation, Pre-Refunding, Bayshore North Project,
AMBAC Insured,
  7.50%, 6/01/08.................................................................................          900,000        921,420
 Santa Clara USD, FGIC Insured, 5.00%, 8/01/22 ..................................................        8,920,000      8,724,206
 Santa Cruz County COP, Sub-Joint Wastewater Treatment Project,
 AMBAC Insured, 6.20%, 9/01/19 ..................................................................          475,000        514,986
 Santa Fe Springs, Series A,
 Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 5/01/21 ........................          900,000        965,061
 Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 5/01/26 ........................        1,190,000      1,276,025
 RDA Consolidated, Tax Allocation, MBIA Insured, 6.40%, 9/01/22 .................................        4,255,000      4,652,289
 RDA Revenue, Tax Allocation, AMBAC Insured, Pre-Refunded, 7.25%, 8/01/14 .......................        2,750,000      2,905,705
 Santa Margarita/Dana Point Authority Revenue, Refunding, ID 3,
 3A, 4 and 4A, Series B, MBIA Insured,
  5.75%, 8/01/20 ................................................................................       39,500,000     41,418,910
 Santa Monica Community College District, Series B, AMBAC Insured, 5.75%, 7/01/20 ...............        2,495,000      2,636,491
 Santa Rita USD, Series B, FSA Insured, 5.20%, 8/01/37 ..........................................        1,940,000      1,936,683
 Santa Rosa High School District,
 FGIC Insured, 5.90%, 5/01/16 ...................................................................        1,000,000      1,068,790
 FGIC Insured, 5.50%, 5/01/20 ...................................................................        4,450,000      4,587,550
 Refunding, FSA Insured, 5.75%, 5/01/18 .........................................................        1,050,000      1,106,616
 Santa Rosa Wastewater Service Facilities District,
 Refunding & Improvement, AMBAC Insured,
  6.00%, 7/02/15 ................................................................................        2,000,000      2,251,680
 Santa Rosa Water Revenue, Series A, FGIC Insured, Pre-Refunded, 7.00%, 9/01/16 .................      $ 2,500,000    $ 2,641,475
 Scotts Valley GO USD, Series B, FGIC Insured,
 5.40%, 8/01/22 .................................................................................        4,005,000      4,102,882
 5.50%, 8/01/27 .................................................................................        6,720,000      6,932,621
 Sebastopol GO CDA, Refunding, Tax Allocation, Community
 Development Project, MBIA Insured, 5.25%, 12/01/21 .............................................        2,250,000      2,263,298
 Selma Public Financing Authority Revenue, Series A, MBIA Insured,
 5.80%, 9/15/11 .................................................................................          145,000        148,225
 5.80%, 9/15/12 .................................................................................          125,000        127,748
 5.875%, 9/15/22 ................................................................................        2,400,000      2,449,848
 Sequoia Union High School District,
 FGIC Insured, 5.25%, 7/01/27 ...................................................................        4,340,000      4,370,120
 FSA Insured, 5.70%, 7/01/24 ....................................................................        4,885,000      5,126,417
 Simi Valley Public Financing Authority Revenue, Refunding,
 MBIA Insured, 5.75%, 9/01/23 ...................................................................        5,000,000      5,193,450
 Soledad RDA, Tax Allocation, Refunding, Soledad
Redevelopment Project, Series A, MBIA Insured,
  5.35%, 12/01/28 ...............................................................................        2,000,000      2,032,340
 Sonoma CDA, COP, Refunding, Sonoma Creek Senior
 Housing Project, AMBAC Insured,
  6.75%, 2/01/13 ................................................................................        1,325,000      1,399,942
 Sonoma Valley USD, FSA Insured, 6.00%, 7/15/21 .................................................        2,400,000      2,596,296
 South Coast Air Quality Management District Revenue,
 Refunding, Building Corp., MBIA Insured,
  5.50%, 8/01/14 ................................................................................        9,700,000     10,012,243
 South Orange County Public Financing Authority Revenue,
 Refunding, Special Tax, Senior Lien,
  Series A, MBIA Insured,
 6.20%, 9/01/13 .................................................................................       13,500,000     14,771,700
 6.00%, 9/01/18 .................................................................................        3,250,000      3,475,290
 Southern California Public Power Authority Revenue,
MBIA Insured, Sub-Crossover Refunding,
 Southern Transmission Project, Subordinated Lien,
5.50%, 7/01/20 ..................................................................................        3,820,000      3,873,060
 Southgate Public Financing Authority Revenue,
Tax Allocation, Southgate Redevelopment Project
  No. 1, AMBAC Insured, 5.875%, 9/01/24 .........................................................        5,000,000      5,272,250
 Stockton COP,
 Refunding, Wastewater System Project, AMBAC Insured, 5.75%, 9/01/23 ............................        6,500,000      6,780,995
 Refunding, Wastewater System Project, Series A, MBIA Insured, 5.00%, 9/01/23 ...................        7,500,000      7,280,025
 Wastewater Facility, Pre-Refunded, AMBAC Insured, 7.40%, 9/01/10 ...............................        1,000,000      1,015,810
 Stockton Port District, Port Facilities Revenue, Refunding &
 Improvement, Series B, FSA Insured,
  5.90%, 7/01/12 ................................................................................        4,155,000      4,546,027
 Suisun City RDA, Tax Allocation, Refunding, Suisun City
Redevelopment Project, MBIA Insured,
  5.625%, 10/01/13 ..............................................................................        4,260,000      4,481,009
 Sulphur Springs USD, COP, Series 1991, AMBAC Insured, 7.20%, 2/01/21 ...........................          800,000        874,432
 Sunnyvale COP, Parking Facility, Refunding, Series A,
 AMBAC Insured, 5.00%, 10/01/22 .................................................................        1,250,000      1,222,413
 Sunnyvale RDA, Tax Allocation, Refunding, Central Core Project,
AMBAC Insured, 6.50%, 10/01/22 ..................................................................        2,785,000      2,961,012
 Susanville Public Financing Authority Revenue, Series A,
AMBAC Insured, 6.30%, 9/01/17 ...................................................................        4,000,000      4,232,960
 Taft COP, Sewer Facilities Improvement Project, FSA Insured, Pre-Refunded, 7.25%, 8/01/15 ......        1,335,000      1,365,051
 Tahoe-Truckee Joint USD, FGIC Insured,
 Series A, 6.00%, 9/01/17 .......................................................................        5,000,000      5,377,500
 Series B, 5.95%, 9/01/20 .......................................................................        3,620,000      3,902,867
 Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ....................        2,000,000      2,268,040
 Thousand Oaks RDA, Tax Allocation, Refunding, Thousand Oaks Blvd. Redevelopment,
  MBIA Insured, 5.375%, 12/01/25 ................................................................        2,390,000      2,418,871
 Tracy CFD, Special Tax, Refunding, Senior Series A, FSA Insured, 5.70%, 9/01/20 ................      $ 5,480,000    $ 5,609,438
 Travis USD, COP, Refunding & Capital Improvement Projects, AMBAC Insured,
 5.40%, 9/01/19 .................................................................................        1,075,000      1,097,994
 5.45%, 9/01/27 .................................................................................        6,115,000      6,273,134
 Tri-City Hospital District Revenue, MBIA Insured,
 6.00%, 2/01/22 .................................................................................        2,350,000      2,440,616
 Refunding, Series A, 5.625%, 2/15/17 ...........................................................        2,750,000      2,883,980
 Turlock Auxiliary Organization Revenue COP, California State University,
 Stanislaus Foundation, MBIA Insured,
  5.875%, 6/01/22 ...............................................................................        2,000,000      2,141,700
 Turlock Irrigation District Revenue, Refunding, Series A,
 MBIA Insured, 5.75%, 1/01/18 ...................................................................        7,125,000      7,365,255
 Union City CRDA, Tax Allocation Revenue, Community
 Redevelopment Project, AMBAC Insured,
  5.75%, 10/01/22 ...............................................................................        6,200,000      6,513,410
 University of California Revenues,
 bMultiple Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 .............................        5,000,000      4,843,100
 Research Facilities, Series D, FSA Insured, 5.00%, 9/01/21 .....................................        4,635,000      4,535,116
 Upland COP,
 Refunding, Police Building Project, AMBAC Insured, 6.60%, 8/01/16 ..............................        3,985,000      4,354,649
 Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 .................................        2,385,000      2,610,907
 Vacaville Public Financing Authority Revenue, Tax Allocation,
Refunding, Vacaville Redevelopment Project,
  MBIA Insured, 6.35%, 9/01/22 ..................................................................        1,355,000      1,427,249
 Vallejo Revenue, Water Improvement Project, Refunding,
 Series A, FSA Insured, 5.875%, 5/01/26 .........................................................       12,500,000     13,530,500
 Walnut Valley Water District COP, Badillo Grand Transmission Project,
 FGIC Insured, 6.125%, 2/01/18...................................................................        2,200,000      2,318,932
 Waugh School District, Special Tax, Corona/Ely CFD No. 1,
AMBAC Insured, 5.80%, 9/01/26 ...................................................................        5,640,000      5,942,304
 West and Central Basin Financing Authority, California Revenue,
 Refunding, Central Basin Project, Series A,
  AMBAC Insured,
 5.375%, 8/01/17 ................................................................................        4,330,000      4,436,951
 5.125%, 8/01/22 ................................................................................        5,500,000      5,473,380
 West Basin Municipal Water District Revenue COP, Refunding,
 1992 Project, Series A, AMBAC Insured,
 5.50%, 8/01/17 .................................................................................        3,370,000      3,503,048
 5.50%, 8/01/22 .................................................................................        2,750,000      2,839,705
 West Sacramento Financing Authority Revenue,
 MBIA Insured, 6.25%, 9/01/16 ...................................................................        4,185,000      4,607,225
 Water System Improvement Project, FGIC Insured, 5.50%, 8/01/15 .................................        4,500,000      4,632,930
 Water System Improvement Project, FGIC Insured, 5.50%, 8/01/24 .................................        1,685,000      1,718,852
 West Sacramento RDA, Tax Allocation, West Sacramento
 Redevelopment Project, MBIA Insured,
  6.25%, 9/01/21 ................................................................................        3,340,000      3,551,556
 Western Placer Unified School, COP, 1998 Refunding and
 Capital Project, AMBAC Insured, 5.00%, 6/01/18 .................................................        5,455,000      5,340,255
 William S. Hart Joint School Financing Authority, Special Tax Revenue,
 Refunding, Community Facilities,
  FSA Insured, 6.60%, 9/01/18 ...................................................................        1,285,000      1,440,999
 Windsor Joint Powers Financing Authority, Wastewater Revenue,
 Refunding, Series A, AMBAC Insured,
  6.125%, 12/15/12 ..............................................................................          750,000        827,400
 Yuba City USD, COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 ..........................        2,000,000      2,012,260
 Yucaipa-Sweetwater School Facilities Financing Authority,
 Special Tax Revenue, Sweetwater-Ranch Del Rey
  Middle School, Series A, MBIA Insured, 5.70%, 9/01/19 .........................................        5,000,000      5,259,600
                                                                                                                   --------------
 Total Bonds (Cost $1,605,188,833) ..............................................................                   1,709,704,040
                                                                                                                   --------------

 Zero Coupon Bonds .4%
 San Bernardino County SFMR, Series A, GNMA Secured,
ETM, 5/01/22 (Cost $5,305,142)...................................................................      $28,405,000    $ 7,800,297
                                                                                                                   --------------
 Total Long Term Investments (Cost $1,610,493,975)...............................................                   1,717,504,337
                                                                                                                   --------------
aShort Term Investments .7%
 California Health Facilities Financing Authority Revenue,
 Sutter Health, Series B, Daily VRDN and Put,
  3.25%, 3/01/20 ................................................................................        5,100,000      5,100,000
 Irvine 1915 Act, AD No. 94-13, Oak Creek Project,
 Daily VRDN and Put, 3.30%, 9/02/22 .............................................................        1,600,000      1,600,000
 Newport Beach Revenue, Various, Hoag Memorial Presbyterian Hospital,
 Daily VRDN and Put, 3.60%, 10/01/22 ............................................................        5,100,000      5,100,000
                                                                                                                   --------------
 Total Short Term Investments (Cost $11,800,000).................................................                      11,800,000
                                                                                                                   --------------
 Total Investments (Cost $1,622,293,975) 97.5%...................................................                   1,729,304,337
 Other Assets, less Liabilities 2.5% ............................................................                      43,556,133
                                                                                                                   --------------
 Net Assets 100.0% ..............................................................................                  $1,772,860,470
                                                                                                                   ==============

See glossary of terms on page 55.

a Variable rate demand notes (VRDNs) are tax-emempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



Franklin California Intermediate-Term Tax-Free Income Fund

                                                                      Year Ended June 30,
                                               -------------------------------------------------------------
                                                       1998       1997        1996        1995       1994
                                               -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............         $10.93     $10.67      $10.38      $10.20     $10.55
                                               -------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .53        .53         .53         .54        .54
 Net realized and unrealized gains (losses) ...            .31        .26         .29         .17       (.36)
                                               --------------------------------------------------------------
Total from investment operations ..............            .84        .79         .82         .71        .18
                                               -------------------------------------------------------------
Less distributions from net investment income .           (.53)      (.53)       (.53)       (.53)      (.53)
                                               --------------------------------------------------------------
Net asset value, end of year ..................         $11.24     $10.93      $10.67      $10.38     $10.20
                                               =============================================================

Total return *.................................           7.76%      7.58%       7.96%       7.19%      1.65%

Ratios/supplemental data
Net assets, end of year (000's) ...............       $155,664   $117,666    $101,199     $88,785    $94,015
Ratios to average net assets:
 Expenses .....................................            .52%       .47%        .45%        .33%       .25%
 Expenses excluding waiver and payments by affiliate       .78%       .80%        .81%        .83%      .80%
 Net investment income ........................           4.76%      4.96%       4.99%       5.34%      5.11%
Portfolio turnover rate .......................           9.58%      6.29%      10.13%      10.90%     14.95%

*Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                                            See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, June 30, 1998



                                                                                                         PRINCIPAL
 Franklin California Intermediate-Term Tax-Free Fund                                                      AMOUNT         VALUE
aLong Term Investments (cont.)
Bonds 98.4%.

 ABAG 1915 Act, Windemere Ranch AD,
 5.15%, 9/02/02 .................................................................................        $ 595,000      $ 594,691
 5.70%, 9/02/07 .................................................................................        1,225,000      1,224,902
 ABAG California Water and Wastewater Revenue, Pooled Financing Program,
  Series A, FSA Insured, 5.00%, 10/01/10 ........................................................        3,035,000      3,104,562
 ABAG Finance Authority of Nonprofit Corps. COP,
 5.50%, 6/01/03 .................................................................................          360,000        377,276
 5.75%, 8/01/03 .................................................................................          825,000        873,164
 Partner North County Health Project, 5.50%, 3/01/06 ............................................        1,145,000      1,203,223
 bRhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/15 ............................................        3,000,000      2,954,880
 ABAG Finance Corp. COP, ABAG XXVI,
 Refunding, Series A, 5.90%, 6/01/02 ............................................................          100,000        104,358
 Series B, 6.40%, 10/01/03 ......................................................................          100,000        108,041
 ABAG Revenue, Refunding, Series A-E,
 b5.00%, 9/15/06 ................................................................................          610,000        605,907
 b5.05%, 9/15/07 ................................................................................          625,000        620,419
 b5.40%, 9/15/14 ................................................................................        2,455,000      2,441,694
 Alameda County COP,
 Capital Projects, Series 1992, 6.25%, 6/01/06 ..................................................          100,000        109,497
 Series 1994, 5.70%, 4/01/02 ....................................................................          395,000        415,260
 Series 1994, 5.80%, 4/01/03 ....................................................................          420,000        447,628
 Series 1994, 5.90%, 4/01/04 ....................................................................          440,000        474,258
 Auburn COP, Refunding, Civic Center Project,
 5.10%, 9/01/99 .................................................................................           65,000         65,757
 5.30%, 9/01/00 .................................................................................           65,000         66,319
 5.45%, 9/01/01 .................................................................................           70,000         72,137
 5.60%, 9/01/02 .................................................................................           75,000         78,088
 5.70%, 9/01/03 .................................................................................           80,000         84,178
 5.75%, 9/01/04 .................................................................................           80,000         84,656
 Bakersfield Central District Revenue, RDA, Tax Allocation, Refunding,
 Downtown Bakersfield Redevelopment,
 ETM, 6.00%, 4/01/01 ............................................................................          295,000        310,125
 ETM, 6.10%, 4/01/02 ............................................................................          310,000        331,582
 ETM, 6.20%, 4/01/03 ............................................................................          330,000        358,789
 Bakersfield Hospital Revenue, Bakersfield Memorial Hospital Project,
 Series A, 5.70%, 1/01/00 .......................................................................          100,000        102,008
 Brentwood 1915 Act, Capital Improvement Finance Program,
 No. 9, Infrastructure Financing,
 5.30%, 9/02/07 .................................................................................          100,000        100,064
 5.40%, 9/02/08 .................................................................................          110,000        109,991
 5.50%, 9/02/09 .................................................................................          115,000        114,990
 5.55%, 9/02/10 .................................................................................          100,000         99,554
 California Educational Facilities Authority Revenue, Series B,
 Pooled College and University Projects, 6.125%, 4/01/13 ........................................        1,000,000      1,062,570
 Refunding, Pooled College and University Financing, 5.80%, 6/01/02 .............................        1,000,000      1,044,180
 Refunding, Pooled College and University Financing, 5.90%, 6/01/03 .............................        1,105,000      1,167,355
 California Health Facilities Financing, San Diego Hospital Association,
 Series B, MBIA Insured, 5.60%, 8/01/03 .........................................................          100,000        106,564
 California HFA, SFM Purchase, Series A-1, Class III,
MBIA Insured, 5.70%, 8/01/11 ....................................................................        2,460,000      2,604,082
 California State Public Works, Board Lease Revenue,
 Department of Corrections, Calpatria State Prison,
 Imperial County, Series A, 6.125%, 9/01/04 .....................................................          250,000        270,375
 California State Public Works, Board Lease Revenue, (cont.)
 Department of Corrections, Coalinga State Prison, Series B,
MBIA Insured, 5.50%, 12/01/08 ...................................................................       $1,000,000    $ 1,068,140
 Refunding, Various Community College Projects, Series C, 5.50%, 9/01/09 ........................        1,555,000      1,660,896
 Refunding, Regents of the University of California, Series C, 5.00%, 12/01/14 ..................        1,140,000      1,139,943
 California Statewide CDA, COP, California Lutheran Homes, 5.375%, 11/15/06 .....................        1,000,000      1,036,110
 California Statewide CDA Revenue COP,
 Refunding, Health Facilities, Barton Memorial Hospital, Series B, 5.70%, 12/01/00 ..............          200,000        207,614
 Refunding, Health Facilities, Barton Memorial Hospital, Series B, 6.40%, 12/01/05 ..............          450,000        485,321
 St. Joseph Health System Group, 6.00%, 7/01/06 .................................................          865,000        960,133
 California Statewide Communities Development Corp. COP,
 Pacific Homes, Series A, 5.50%, 4/01/04 ........................................................          585,000        612,437
 Campbell COP, Refunding, Civic Center Project, 5.60%, 10/01/03 .................................          350,000        371,945
 Carson RDA Project, Area No. 1, Refunding, 6.10%, 10/01/02 .....................................          200,000        212,200
 Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ....................          100,000        107,329
 Coalinga Public Financing Authority Revenue, Series B, 6.00%, 9/15/03 ..........................        1,405,000      1,436,219
 Coastside County Water District 1915 Act, GO, Refunding, Crystal Springs Project,
 5.10%, 9/02/03 .................................................................................          550,000        549,714
 5.20%, 9/02/04 .................................................................................        1,135,000      1,146,225
 5.40%, 9/02/06 .................................................................................          665,000        664,508
 Colma 1915 Act, Refunding, Local ID No. 1,
 5.00%, 9/02/01 .................................................................................          465,000        470,933
 5.10%, 9/02/02 .................................................................................          485,000        492,959
 5.20%, 9/02/03 .................................................................................          515,000        525,228
 5.30%, 9/02/04 .................................................................................          545,000        557,600
 5.40%, 9/02/05 .................................................................................          570,000        583,139
 Colton GO, Joint USD, CFD, Special Tax, Southridge Village, Phase III, Refunding, FSA Insured,
 5.65%, 9/01/09 .................................................................................          190,000        191,009
 5.75%, 9/01/10 .................................................................................          205,000        206,132
 Commerce Joint Powers Financing Authority, Water Facilities, Lease Revenue, Refunding, Series A,
 5.50%, 10/01/02 ................................................................................          340,000        351,628
 5.625%, 10/01/03 ...............................................................................          360,000        376,117
 5.75%, 10/01/04 ................................................................................          470,000        495,070
 Compton COP, Refunding, Civic Center & Capital Improvement, Series A,
 5.00%, 9/01/08 .................................................................................        4,340,000      4,339,696
 5.50%, 9/01/15 .................................................................................        1,180,000      1,199,588
 Compton Sewer Revenue,
 5.40%, 7/01/98 .................................................................................          120,000        120,000
 5.60%, 7/01/99 .................................................................................          125,000        126,914
 5.70%, 7/01/00 .................................................................................          130,000        133,428
 5.80%, 7/01/01 .................................................................................          140,000        145,426
 5.90%, 7/01/02 .................................................................................          150,000        157,863
 6.00%, 7/01/03 .................................................................................          155,000        165,280
 6.10%, 7/01/04 .................................................................................          165,000        177,821
 6.20%, 7/01/05 .................................................................................          175,000        189,322
 6.30%, 7/01/06 .................................................................................          185,000        200,094
 5.00%, 9/01/08 .................................................................................        1,005,000      1,004,930

 Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Sub-Series A,
 5.50%, 7/01/02 .................................................................................        $ 625,000      $ 646,413
 5.625%, 7/01/03 ................................................................................          655,000        684,606
 Contra Costa County MFHR, Byron Park Project, Series C, 6.00%, 7/20/03 .........................          500,000        529,080
 Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No. 93-2,
 5.40%, 9/02/01 .................................................................................          285,000        291,792
 5.60%, 9/02/02 .................................................................................          450,000        464,004
 5.70%, 9/02/03 .................................................................................          220,000        226,844
 5.80%, 9/02/04 .................................................................................          885,000        912,524
 Dinuba California RDA, Tax Allocation, Subordinated-Notes-Merged,
 City Redevelopment Project,
  Subordinated Lien, 5.20%, 4/01/03 .............................................................        2,500,000      2,503,150
 Dublin COP, Refunding, Civic Center Project, AMBAC Insured,
 5.625%, 2/01/10 ................................................................................        2,000,000      2,023,600
 Eden Township Hospital District, Health Facilities Revenue, COP
Refunding, Eden Hospital
  Health Services Corp., CHFCLP Insured, 5.75%, 7/01/12 .........................................        1,195,000      1,246,576
 Foster City Public Financing Authority Revenue, Community
 Development Project, Series A, 5.60%, 9/01/03 ..................................................        1,150,000      1,212,928
 Fresno Joint Powers Financing Authority, Local Agency Revenue,
 Refunding, Series A, 6.20%, 9/02/03 ............................................................        1,000,000      1,043,710
 Garden Grove GO, CDA, Tax Allocation, Refunding,
Garden Grove Community Project, 5.40%, 10/01/04 .................................................        1,425,000      1,486,076
 Glendale Parking Facilities, Joint Powers Authority Revenue, Series A,
 5.10%, 3/01/01 .................................................................................          215,000        217,107
 5.30%, 3/01/03 .................................................................................          125,000        127,309
 Goleta Water District Revenue COP, Refunding, Goleta Reclamation Project,
 FGIC Insured, 5.50%, 12/01/08 ..................................................................          750,000        799,170
 Hesperia Public Financing Authority Revenue, Series A,
5.80%, 10/01/03 .................................................................................        3,935,000      4,161,538
 Hollister RDA, Tax Allocation, Hollister Community
 Development Project, Series 1994,
 5.35%, 10/01/03 ................................................................................          525,000        541,417
 5.45%, 10/01/04 ................................................................................          550,000        567,193
 5.55%, 10/01/05 ................................................................................          585,000        603,351
 Imperial COP, Refunding,
 Wastewater System Program, Series B, 5.40%, 10/15/06 ...........................................          865,000        907,567
 Water System Program, Series A, 5.40%, 10/15/06 ................................................        1,250,000      1,311,513
 Imperial County Local Transportation Authority,
 Sales Tax Revenue, Series 1993,
 5.50%, 5/01/04 .................................................................................          490,000        506,694
 5.50%, 5/01/05 .................................................................................          515,000        531,423
 Inland Empire Solid Waste Financing Authority Revenue,
Landfill Improvement Financing
  Project, Series B, FSA Insured, 6.25%, 8/01/11 ................................................        1,000,000      1,116,800
 La Palma Community Development Commission, Tax Allocation,
 Refunding, La Palma Community Development
  Project No. 1,
 5.20%, 6/01/00 .................................................................................          125,000        126,914
 5.40%, 6/01/01 .................................................................................          130,000        133,322
 5.50%, 6/01/02 .................................................................................          135,000        139,532
 5.60%, 6/01/03 .................................................................................          145,000        151,292
 5.70%, 6/01/04 .................................................................................          150,000        157,646
 5.80%, 6/01/05 .................................................................................          160,000        168,576
 La Quinta RDA, Tax Allocation, Housing Redevelopment Project, Areas No. 1 and 2,
  MBIA Insured, 5.40%, 9/01/07 ..................................................................          560,000        601,782
 Lake Elsinore Public Financing Authority, Tax Allocation Revenue, Lake Elsinore
  Redevelopment Project, Series A, FSA Insured, 5.40%, 9/01/08 ..................................        1,500,000      1,567,680
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ....................        1,000,000      1,062,400
 Lancaster RDA, Tax Allocation, Refunding,
 Central Business District Redevelopment, 5.00%, 8/01/98 ........................................         $ 35,000       $ 35,022
 Central Business District Redevelopment, 5.125%, 8/01/99 .......................................           35,000         35,352
 Central Business District Redevelopment, 5.25%, 8/01/00 ........................................           35,000         35,512
 Central Business District Redevelopment, 5.375%, 8/01/01 .......................................           40,000         40,876
 Central Business District Redevelopment, 5.50%, 8/01/02 ........................................           40,000         41,171
 Central Business District Redevelopment, 5.60%, 8/01/03 ........................................           45,000         46,601
 Central Business District Redevelopment, 5.70%, 8/01/04 ........................................           45,000         46,749
 Central Business District Redevelopment, 5.70%, 8/01/05 ........................................           50,000         51,811
 Fox Field Redevelopment Project Area, 5.00%, 8/01/98 ...........................................           50,000         50,032
 Fox Field Redevelopment Project Area, 5.125%, 8/01/99 ..........................................           55,000         55,553
 Fox Field Redevelopment Project Area, 5.25%, 8/01/00 ...........................................           55,000         55,804
 Fox Field Redevelopment Project Area, 5.375%, 8/01/01 ..........................................           60,000         61,315
 Fox Field Redevelopment Project Area, 5.50%, 8/01/02 ...........................................           65,000         66,903
 Fox Field Redevelopment Project Area, 5.60%, 8/01/03 ...........................................           65,000         67,313
 Fox Field Redevelopment Project Area, 5.70%, 8/01/04 ...........................................           70,000         72,720
 Fox Field Redevelopment Project Area, 5.70%, 8/01/05 ...........................................           75,000         77,716
 Lancaster School District COP, Refunding, FSA Insured, 5.125%, 4/01/14 .........................        2,000,000      2,025,380
 Lemon Grove California CDA, Tax Allocation Revenue, 1998 Refunding,
 5.00%, 8/01/06 .................................................................................          885,000        896,691
 5.10%, 8/01/07 .................................................................................          205,000        208,717
 5.20%, 8/01/08 .................................................................................          215,000        220,070
 Lemon Grove MFHR, Refunding, Hillside Terrace Apartments, 5.375%, 1/01/19 ......................          990,000      1,021,046
 Los Angeles County MTA, Sales Tax Revenue, Refunding,
Proposition C, 2nd Senior Series A,
  Subordinated Lien, AMBAC Insured, 5.00%, 07/01/12 .............................................        5,000,000      5,071,750
 Los Angeles County Transport Commission COP, Series B,
 5.90%, 7/01/00 .................................................................................          100,000        103,689
 6.00%, 7/01/01 .................................................................................          200,000        210,864
 Los Angeles County Wastewater Systems Revenue, Refunding, FGIC Insured,
 Series A, 5.00%, 06/01/13 ......................................................................        2,140,000      2,162,877
 Series D, 5.375%, 11/01/06 .....................................................................        2,000,000      2,127,200
 Los Angeles USD, COP, Refunding, Multiple Property Project,
FSA Insured, 5.00%, 11/01/04 ....................................................................        1,000,000      1,000,160
 Lynwood Public Financing Authority Revenue, Water Systems
 Improvement Project, 6.15%, 6/01/08 ............................................................          565,000        606,991
 Madera COP, Refunding, Madera Community Hospital, 5.10%, 3/01/03 ...............................          515,000        529,770
 Mammoth Lakes COP, Refunding,
 5.70%, 6/01/10 .................................................................................          850,000        881,816
 5.75%, 6/01/11 .................................................................................          250,000        258,605
 Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 .....................          540,000        579,739
 Mid-Peninsula Regional Open Space District COP,
Special District Association Finance Corp., Series 1993,
 5.10%, 9/01/02 .................................................................................          510,000        526,315
 5.20%, 9/01/03 .................................................................................          530,000        551,804
 Modesto Irrigation District, Financing Authority Revenue, Domestic Water Project,
  Series C, AMBAC Insured, 5.50%, 9/01/08 .......................................................          700,000        766,073
 Mojave GO, Water Agency, ID M, Morongo Basin, ETM, 6.20%, 9/01/01 ..............................          100,000        106,602
 Morgan Hill RDA, Tax Allocation, Refunding, 5.70%, 3/01/01 .....................................          100,000        101,205
 Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, 5.10%, 12/01/03 .................          100,000        104,798

 Murrieta COP, Road Improvement Project,
 6.00%, 4/01/07 .................................................................................        $ 235,000      $ 249,737
 6.00%, 4/01/08 .................................................................................          245,000        259,800
 New Haven USD, COP, Refunding, 5.30%, 7/01/01 ..................................................          500,000        515,280
 Newark USD, COP, Crossover Refunding, 5.75%, 9/01/02 ...........................................          300,000        309,501
 North City West School Facilities Financing Authority, Special Tax,
 Refunding, Series B, FSA Insured, 5.625%, 9/01/08 ..............................................          500,000        546,755
 Oakland USD, Alameda County COP, Refunding, 5.00%, 9/15/99 .....................................        1,745,000      1,756,901
 Ontario Redevelopment Financing Authority, Local Agency Revenue,
 Community Facility,
  AD No.1, Senior Lien, Series A, FSA Insured, 5.60%, 9/02/03 ...................................        1,000,000      1,066,610
 Orange County California CFD No 86-2, Special Tax, Refunding,
Rancho Santa Margarita, Series A 5.375%, 8/15/12 ................................................        1,500,000      1,504,875
 Orange County COP, Recovery, Refunding, Series A, MBIA Insured, 6.00%, 7/01/08 .................        1,500,000      1,672,980
 Orange County Development Agency, Tax Allocation, Refunding,
Santa Ana Heights Project Area, 5.90%, 9/01/04 ..................................................          800,000        850,720
 Orange County Local Transportation Authority, Sales Tax Revenues,
 First Senior Measure M, 6.00%, 2/15/06 .........................................................          500,000        551,225
 Orange County MFHR, Villa Santiago Rehabilitation Project,
FNMA Secured, 5.60%, 10/01/27 ...................................................................          500,000        521,840
 Oroville Hospital Revenue, Oroville Hospital, Series A,
 CHFCLP Insured, 5.125%, 12/01/12 ...............................................................        1,435,000      1,436,507
 Palm Desert Financing Authority, Lease Revenue,
 Blythe County Administrative Project, 6.375%, 8/01/11 ..........................................          855,000        915,620
 Paramount RDA, Tax Allocation, Refunding,
Redevelopment Project, Area No. 1, 6.05%, 8/01/05 ...............................................        1,515,000      1,666,258
 Paso Robles Union School District COP,
 5.75%, 8/01/03 .................................................................................        1,635,000      1,741,896
 Measure D, Capital Projects, Phase III, 5.75%, 8/01/02 .........................................          300,000        303,441
 Pismo Beach Public Financing Authority Revenue, Series 1993,
 6.25%, 9/15/01 .................................................................................           45,000         45,146
 6.40%, 9/15/02 .................................................................................           50,000         50,167
 6.50%, 9/15/03 .................................................................................           50,000         50,172
 6.55%, 9/15/04 .................................................................................           55,000         55,183
 Pleasant Hill RDA, RMR, Refunding, 5.40%, 2/01/05 ..............................................        1,285,000      1,360,584
 Rialto RDA, Tax Allocation, Industrial Redevelopment,
 Refunding, Sub-Areas A & B, Series A,
 5.40%, 9/01/02 .................................................................................          270,000        278,578
 5.50%, 9/01/03 .................................................................................          280,000        291,424
 Richmond Joint Powers Financing Authority Revenue,
Refunding, Multiple Redevelopment Projects,
  Series B, 5.35%, 5/15/13 ......................................................................        2,000,000      2,030,480
 Riverside County Asset Leasing Corp., Leasehold Revenue,
Riverside County Hospital Project, Series A,
 5.90%, 6/01/02 .................................................................................          200,000        210,054
 6.00%, 6/01/04 .................................................................................          200,000        213,468
 Riverside County Housing Authority, MFHR, Brandon Place
 Apartments, Series B, FNMA Secured, 5.625%, 7/01/29 ............................................        1,000,000      1,054,060
 Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 .....................................        1,000,000      1,045,650
 San Bernardino County COP, Refunding, Medical
 Center Financing Project, 6.00%, 8/01/09 .......................................................        2,000,000      2,154,240
 San Bernardino County Mortgage Revenue, Refunding,
 Don Miguel Apartments Project, MBIA Insured,
  6.00%, 9/01/03 ................................................................................          120,000        127,564
 San Clemente 1915 Act, Refunding, AD No. 8,
 5.00%, 9/02/02 .................................................................................          415,000        423,719
 5.10%, 9/02/03 .................................................................................          435,000        446,071
 5.20%, 9/02/04 .................................................................................          460,000        473,639
 San Diego Mortgage Revenue, Refunding, Mariners Cove,
 Series B-1, 5.125%, 9/01/03 ....................................................................          325,000        334,682
 San Diego Port Facilities Revenue, Refunding,
National Steel & Shipbuilding Co., 6.60%, 12/01/02 ..............................................          100,000        105,882

 San Francisco City and County RDA, Mortgage Revenue,
 Hotel Tax Revenue, FSA Insured, 5.80%, 7/01/01 .................................................        $ 300,000      $ 315,054
 Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 .................................................          245,000        261,062
 Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 .............................................           25,000         25,053
 San Gorgonio Memorial Health Care District, Health Facility
Revenue, Insured, 6.375%, 6/01/08 ...............................................................          750,000        834,458
 San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ...............................          400,000        423,960
 San Jose Financing Authority Revenue, Refunding, Convention
 Center Project, Series C, 5.75%, 9/01/03 .......................................................          300,000        318,381
 San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03 ........................          600,000        602,046
 San Ramon COP, Capital Improvements Project,
 5.20%, 3/01/01 .................................................................................           85,000         87,322
 5.30%, 3/01/02 .................................................................................           90,000         93,315
 5.40%, 3/01/03 .................................................................................           95,000         99,562
 5.50%, 3/01/04 .................................................................................          100,000        105,702
 5.60%, 3/01/05 .................................................................................          105,000        111,957
 Santa Barbara RDA, Tax Allocation, Central City
 Redevelopment Project, 6.00%, 3/01/03 ..........................................................          985,000      1,039,983
 Santa Clara California 1915 Act, Refunding,
Reassessment District 187, Series 1, 5.25%, 9/02/11 .............................................        1,720,000      1,692,600
 Santa Monica Parking Authority, Lease Revenue,
Refunding, 6.00%, 7/01/03 .......................................................................          100,000        108,021
 Sebastopol COP, Refunding, Series 1994,
 5.50%, 6/01/03 .................................................................................          200,000        207,810
 5.60%, 6/01/04 .................................................................................          215,000        224,862
 5.70%, 6/01/05 .................................................................................          240,000        253,272
 Selma Public Financing Authority Revenue, Series A, MBIA Insured,
 5.25%, 9/15/02 .................................................................................          100,000        102,190
 5.50%, 9/15/04 .................................................................................          115,000        117,538
 5.60%, 9/15/05 .................................................................................          120,000        122,659
 5.65%, 9/15/06 .................................................................................          125,000        127,770
 5.70%, 9/15/07 .................................................................................          135,000        137,990
 5.70%, 9/15/08 .................................................................................          140,000        143,101
 5.75%, 9/15/09 .................................................................................          150,000        153,338
 5.75%, 9/15/10 .................................................................................          155,000        158,449
 Shafter Joint Powers Financing Authority, Lease Revenue, Community Correctional
  Facility Project, Series A, 5.50%, 1/01/06 ....................................................        1,500,000      1,570,155
 Shasta Joint Powers Financing Authority, Lease Revenue,
Courthouse Improvement Project, Series A, 5.80%, 6/01/00 ........................................          100,000        103,447
 Solana Beach COP, City Hall Project, 5.80%, 10/01/02 ...........................................           50,000         53,071
 South Gate Public Financing Authority Water Revenue,
 Refunding, Series A, FGIC Insured,
 5.35%, 10/01/07 ................................................................................          995,000      1,066,033
 5.45%, 10/01/08 ................................................................................        1,040,000      1,124,687
 South San Francisco Capital Improvements
 Financing Authority Revenue, Refunding,
  South San Francisco Conference Center,
 5.70%, 9/01/02 .................................................................................          195,000        203,385
 5.80%, 9/01/03 .................................................................................          205,000        216,156
 5.90%, 9/01/04 .................................................................................          215,000        228,631
 Southern California Rapid Transit District Revenue,
Special Benefit, AD No. A2, 5.80%, 9/01/01 ......................................................          100,000        103,923
 Stockton Health Facilities Revenue, Refunding,
Dameron Hospital Association, Series A, 5.35%, 12/01/09 .........................................          385,000        395,233
 Stockton Port District, Port Facilities Revenue, Refunding
& Improvement, Series A, FSA Insured, 5.75%, 7/01/11 ............................................        1,295,000      1,410,631

 Sunline Transport Agency COP, Transport Finance Corp., Series B,
 5.50%, 7/01/03 .................................................................................        $ 450,000      $ 473,999
 5.75%, 7/01/06 .................................................................................          445,000        474,659
 Susanville Public Financing Authority Revenue, Series A,
 AMBAC Insured, 5.90%, 9/01/02 ..................................................................          100,000        105,499
 Tahoe City PUD, COP, Capital Facilities Project, Series B,
 6.05%, 6/01/01 .................................................................................          290,000        301,687
 6.15%, 6/01/02 .................................................................................          835,000        879,188
 6.30%, 6/01/04 .................................................................................          545,000        586,556
 Tehachapi Cummings County Water District Revenue COP,
 Capital Improvement Project, MBIA Insured,
 5.50%, 8/01/04 .................................................................................          280,000        297,662
 5.60%, 8/01/05 .................................................................................          300,000        319,452
 5.75%, 8/01/06 .................................................................................          320,000        341,904
 Temecula RDA Revenue, Tax Allocation, Temecula
 Redevelopment Project No. 1, Series A, 5.40%, 2/01/04 ..........................................          600,000        620,802
 Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 .....................................          370,000        403,515
 Torrance USD, COP, Series A, 5.85%, 10/01/99 ...................................................          100,000        101,347
 Travis USD, COP, Foxboro Elementary School Construction Project, 6.30%, 9/01/02 ................          200,000        216,870
 Trinity County PUD, COP, Refunding, Electric District Facilities, Series 1993,
 5.80%, 4/01/01 .................................................................................          340,000        349,468
 5.90%, 4/01/02 .................................................................................          360,000        372,743
 6.00%, 4/01/03 .................................................................................          380,000        397,441
 Ventura USD, COP, Series A,
 5.90%, 4/01/04 .................................................................................          305,000        320,847
 6.00%, 4/01/05 .................................................................................          320,000        337,017
 6.10%, 4/01/06 .................................................................................          340,000        358,495
 6.20%, 4/01/07 .................................................................................          365,000        384,815
 6.30%, 4/01/08 .................................................................................          385,000        405,858
 6.40%, 4/01/09 .................................................................................          410,000        432,172
 Virgin Islands Public Finance Authority Revenue, Refunding,
 Senior Lien, Fund Loan Notes, Series A,
 5.30%, 10/01/11 ................................................................................        1,000,000      1,013,400
 5.40%, 10/01/12 ................................................................................        4,150,000      4,224,077
 Watsonville RDA, Tax Allocation, Watsonville
 Redevelopment Project, Series 1993,
 6.00%, 8/01/02 .................................................................................          510,000        510,468
 6.10%, 8/01/03 .................................................................................          540,000        540,512
                                                                                                                    -------------
 Total Bonds (Cost $147,119,793).................................................................                     153,170,145
                                                                                                                    -------------
 Zero Coupon Bonds 1.2%
 San Joaquin Hills Transportation Corridor Agency,
Toll Road Revenue, Refunding,
  Series A, zero coupon to 1/15/07, 5.60% thereafter, 1/15/16 ...................................        3,000,000      1,961,460
                                                                                                                    -------------
 Total Zero Coupon Bonds (Cost $1,872,709).......................................................                       1,961,460
                                                                                                                    -------------
 Total Long Term Investments (Cost $148,992,502).................................................                     155,131,605
                                                                                                                    -------------

 Irvine California 1915 Act, AD No. 94-15, Daily VRDN and Put,
3.30%, 9/02/20 ..................................................................................        $ 300,000      $ 300,000
 Irvine California 1915 Act, AD No. 94-13, Oak Creek Project,
 Daily VRDN and Put, 3.30%, 9/02/22 .............................................................          400,000        400,000
 Irvine Ranch Water District GO, Dates-Consolidated Bonds,
Refunding, Series B, Daily VRDN and Put,
  3.25%, 10/01/09 ...............................................................................        1,400,000      1,400,000
 Irvine Ranch Water District GO, District Nos. 140-240-105-250,
Daily VRDN and Put, 3.30%, 4/01/33 ..............................................................          700,000        700,000
 Orange County Various Sanitation District, COP,
Refunding 1-7 and 11, AMBAC Insured,
  Daily VRDN and Put, 3.30%, 8/01/16 ............................................................          100,000        100,000
                                                                                                                    -------------
 Total Short Term Investments (Cost $2,900,000)..................................................                       2,900,000
                                                                                                                    -------------
 Total Investments (Cost $151,892,502) 101.5%....................................................                     158,031,605
 Other Assets, less Liabilities (1.5%)...........................................................                     (2,368,046)
                                                                                                                    -------------
 Net Assets 100.0%...............................................................................                    $155,663,559
                                                                                                                    =============

See glossary of terms on page 55.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)


Franklin California Tax-Exempt Money Fund

                                                                       Year Ended June 30,
                                               -------------------------------------------------------------
                                                       1998       1997        1996        1995       1994
                                               -------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............          $1.00      $1.00       $1.00       $1.00      $1.00
                                               -------------------------------------------------------------
Net investment income .........................            .03        .03         .03         .03        .02
Less distributions from net investment income .           (.03)      (.03)       (.03)       (.03)      (.02)
                                               --------------------------------------------------------------
Net asset value, end of year ..................          $1.00      $1.00       $1.00       $1.00      $1.00
                                               =============================================================

Total return* .................................           2.85%      2.85%       2.85%       2.94%      1.83%

Ratios/supplemental data
Net assets, end of year (000's) ...............       $656,725   $639,791    $597,819    $642,157   $754,121
Ratios to average net assets:
 Expenses .....................................            .60%       .60%        .63%        .64%       .61%
 Net investment income ........................           2.82%      2.83%       2.83%       2.88%      1.82%


*Total return is not annualized.

                                            See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, June 30, 1998 (cont.)


                                                                                                        PRINCIPAL
 Franklin California Tax-Exempt Money Fund                                                               AMOUNT            VALUE
a   Investments 108.6%
 a  Alameda-Contra Costa Schools Financing Authority, COP, Capital Improvement Financing
     Projects, Weekly VRDN and Put, 3.20%,

    Series C, 7/01/25 ...........................................................................      $ 1,600,000    $ 1,600,000
    Series E, 6/01/22 ...........................................................................        2,000,000      2,000,000
    Alameda County TRAN, 4.50%, 7/22/98 .........................................................        3,500,000      3,501,161
 b  Alameda County TRAN, 4.50%, 7/07/99 .........................................................        3,000,000      3,025,980
 a  Anaheim COP, 1993 Partnership Project, Refunding, AMBAC Insured,
 Weekly VRDN and Put, 3.10%, 8/01/19 ............................................................        4,800,000      4,800,000
 a  Anaheim COP, Police Facilities Refinancing Project, Refunding,
AMBAC Insured, Weekly VRDN and Put,
     3.10%, 8/01/08 .............................................................................        5,850,000      5,850,000
 a  Auburn Union School District, COP, Capital Improvement Financing Project,
Weekly VRDN and Put, 3.15%, 12/01/23 ............................................................       10,000,000     10,000,000
    Bay Area Government Association Water & Wastewater Revenue, Pooled Financing Program,
     Series A, FSA Insured, 4.00%, 10/01/98 .....................................................        1,335,000      1,335,761
 a  Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A,
 Weekly VRDN and Put, 3.15%, 12/01/28 ...........................................................        2,700,000      2,700,000
 a  Burbank RDA, MFR, Issue A, Weekly VRDN and Put, 2.75%, 11/01/10 .............................        1,400,000      1,400,000
 a  Butte County Housing Authority MFR, Pine Tree Apartments Project,
 Weekly VRDN and Put, 3.45%, 12/01/10 ...........................................................        2,615,000      2,615,000
 a  California Health Facilities Financing Authority Revenue,
    Children's Hospital, MBIA Insured, Weekly VRDN and Put, 3.00%, 11/01/21 .....................        2,500,000      2,500,000
    Floating Pool Program, Weekly VRDN and Put, 3.10%, 9/01/20 ..................................        2,500,000      2,500,000
    Refunding, Catholic Healthcare, Series B, MBIA Insured,
Weekly VRDN and Put, 3.00%, 7/01/12 .............................................................        4,900,000      4,900,000
    Refunding, Catholic West Facility, Series B, MBIA Insured,
 Weekly VRDN and Put, 3.00%, 7/01/05 ............................................................        8,300,000      8,300,000
    Refunding, Catholic West Facility, Series D, MBIA Insured,
 Weekly VRDN and Put, 3.00%, 7/01/18 ............................................................        2,100,000      2,100,000
    Santa Barbara Cottage Hospital, Series B, Weekly VRDN and Put,
 3.10%, 9/01/05 .................................................................................        1,785,000      1,785,000
    Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put,
 3.20%, 10/01/22 ................................................................................        5,000,000      5,000,000
    St. Francis Medical Center, Series F, MBIA Insured,
Weekly VRDN and Put, 3.15%, 7/01/10 .............................................................        1,300,000      1,300,000
 a  California HFA Revenue, Refunding, MF, Series C,
FNMA Secured, Weekly VRDN and Put, 3.00%, 7/15/13 ..............................................         3,450,000      3,450,000
 a  California PCFA, Resource Recovery Revenue,
Daily VRDN and Put, OMS Equity, Stanislaus Project, 3.70%, 12/01/17 .............................        4,000,000      4,000,000
 a  California PCFA Revenue,
    Occidental Geo/Santa Fe Geothermal, Monthly VRDN
 and Weekly Put, 3.65%, 9/01/13 .................................................................        4,700,000      4,700,000
    Refunding, Pacific Gas & Electric, Series A, Daily VRDN
and Put, 3.50%, 12/01/18 ........................................................................        1,200,000      1,200,000
    Refunding, Pacific Gas & Electric, Series B,
  Daily VRDN and Put, 3.40%, 11/01/26 ...........................................................       10,000,000    10,000,000
    Reynolds Metals Co. Project, Weekly VRDN and Put, 3.30%, 12/01/15 ...........................        1,000,000      1,000,000
 a  California PCFA, Solid Waste Disposal Revenue, Series A,
    Colmac Energy Project, Weekly VRDN and Put, 3.15%, 12/01/16 .................................        1,200,000      1,200,000
    Shell Oil Co., Martinez Project, Daily VRDN and Put, 3.35%, 10/01/24 ........................        2,000,000      2,000,000
 a  California Public Capital Improvements Financing Authority Revenue, Pooled Project, Series C,
     Quarterly VRDN and Put, 3.65%, 6/01/28 .....................................................       19,500,000     19,500,000
    California School Cash Reserve Program Authority, Pooled Project, Series A,
    4.75%, 7/02/98 ..............................................................................       20,000,000     20,000,475
 b  4.50%, 7/02/99 ..............................................................................       25,000,000     25,183,000
 a  California State Economic Development Financing Authority Revenue,
    Independent System Project, Series C, Daily VRDN and Put, 3.45%, 4/01/08 ....................        4,000,000      4,000,000
    Refunding, KQED, Inc. Project, Weekly VRDN and Put, 3.05%, 4/01/20 ..........................        2,455,000      2,455,000
    California State GO, Refunding, 4.00%, 2/01/99 ..............................................        3,650,000      3,661,382
    California State GO, TECP
    3.40%, 9/03/98 ..............................................................................        5,500,000      5,500,000
    3.40%, 9/08/98 ..............................................................................        7,000,000      7,000,000
    3.45%, 9/10/98 ..............................................................................        4,500,000      4,500,000

 a  California Statewide Communities Development Authority Revenue, COP,
    John Muir/MT Diablo Health, AMBAC Insured, Daily VRDN and Put, 3.55%, 8/15/27 ...............      $ 1,500,000    $ 1,500,000
    Refunding, House Ear Institute, Daily VRDN and Put, 3.50%, 12/01/18 .........................        2,366,000      2,366,000
 a  California Statewide Communities Development Corp. Revenue,
 Series C, Weekly VRDN and Put, 3.25%, 12/01/19,
    American Kleaner ............................................................................        2,550,000      2,550,000
    Karcher Property Project ....................................................................        1,700,000      1,700,000
 a  Chico MFMR, Webb Homes Project, Monthly VRDN and Weekly Put, 3.55%, 1/01/10 .................        2,270,000      2,270,000
 a  Concord MFMR, Weekly VRDN and Put,
    Arcadian Facility, Series A, 3.00%, 7/15/18 .................................................        8,200,000      8,200,000
    Bel Air Apartments, Issue A, 3.30%, 12/01/16 ................................................          500,000        500,000
 a  Duarte RDA, COP, Johnson Duarte Project, Series B,
 Weekly VRDN and Put, 3.15%, 12/01/14,...........................................................        1,000,000      1,000,000
 a  Dublin Housing Authority, MFHR, Park Sierra Housing, Series A,
 Weekly VRDN and Put, 3.15%, 6/01/28 ............................................................        1,100,000      1,100,000
    East Bay MUD, TECP, 3.60%, 8/19/98 ..........................................................       13,000,000     13,000,000
 a  Foothill/Eastern Transportation Corridor Agency, Califorinia Toll
Road Revenue, Weekly VRDN and Put, 1/02/35,
    Series B, 3.00% .............................................................................       15,400,000     15,400,000
    Series C, 3.10% .............................................................................        5,000,000      5,000,000
    Series E, 3.15% .............................................................................       10,000,000     10,000,000
 a  Fresno MFHR, Refunding, Heron Pointe Apartments, Series A,
 Weekly VRDN and Put, 3.20%, 6/01/07 ............................................................        1,000,000      1,000,000
 a  Irvine 1915 Act, Daily VRDN and Put, 3.30%,
    AD 94-13, Oak Creek Project, 9/02/22 ........................................................       15,800,000     15,800,000
    AD 97-16, Northwest Project, 9/02/22 ........................................................       16,200,000     16,200,000
    AD 97-17, 9/02/23 ...........................................................................        8,200,000      8,200,000
 a  Irvine Ranch Water District, Daily VRDN and Put,
    Capital Improvement Project, 3.50%, 8/01/16 .................................................       18,500,000     18,500,000
    Consolidated District Nos 105, 250, And 290, 3.30%, 8/01/16 .................................        5,000,000      5,000,000
    Consolidated District Nos 140, 240, 105, And 250, 3.30%, 4/01/33 ............................        2,800,000      2,800,000
 a,bKern County Board Education, TRAN, 4.25%, 6/30/99  ..........................................        3,000,000      3,020,220
 a  Kern County COP, Kern Public Facilities Project, Series A,
 Weekly VRDN and Put, 3.00%, 8/01/06 ............................................................        2,000,000      2,000,000
 a  Lancaster RDA, MFHR, Westwood Park Apartments, Series K,
Weekly VRDN and Put, 3.00%, 12/01/07 ............................................................          900,000        900,000
 a  Livermore MFHR, Refunding, Richards Manor, Series A,
 Weekly VRDN and Put, 3.30%, 12/01/22 ...........................................................        6,870,000      6,870,000
 a  Los Angeles Community RDA, MFHR, Grand Promende Project,
Weekly VRDN and Put, 3.00%, 12/01/10 ............................................................        1,300,000      1,300,000
    Los Angeles County Capital Asset Leasing Corp., TECP, 3.50%, 7/16/98 ........................        4,000,000      4,000,000
 a  Los Angeles County Housing Authority, MFHR, Weekly
VRDN and Put, Sand Canyon Ranch Project, Series F,
     3.20%, 11/01/06 ............................................................................        4,500,000      4,500,000
 a  Los Angeles County Pension Obligation, Refunding,
AMBAC Insured, Weekly VRDN and Put, 3.10%, 6/30/07,
    Series A.....................................................................................        2,500,000      2,500,000
    Series B.....................................................................................        6,600,000      6,600,000
    Series C.....................................................................................        3,500,000      3,500,000
 b  Los Angeles County TRAN, Series A, 4.50%, 6/30/99 ...........................................       30,000,000     30,239,100
 a  Los Angeles CRDA, COP, Weekly VRDN and Put,
    Baldwin Hill Park, 3.30%, 12/01/14 ..........................................................        1,000,000      1,000,000
    Broadway Spring Center Program, 3.15%, 7/01/12 ..............................................          400,000        400,000
 a  Los Angeles MFHR, Weekly VRDN and Put,
    Casden Project, Series K, 3.45%, 7/01/10 ....................................................        3,400,000      3,400,000
    Lucas Studios Project, Series D, 3.40%, 12/01/21 ............................................        1,200,000      1,200,000
    Mariposa Gardens Project, Series H, 3.00%, 9/01/15 ..........................................          600,000        600,000
    Masselin Manor, 3.05%, 7/01/15 ..............................................................        2,400,000      2,400,000

    Los Angeles USD, TRAN, 4.50%,
    Series A, 7/01/98 ...........................................................................      $ 4,000,000    $ 4,000,000
    Series B, 10/01/98 ..........................................................................        1,100,000      1,101,709
 a  Metropolitan Water District, Southern California Waterworks Revenue,
 Refunding, Series A, AMBAC Insured,
     Weekly VRDN and Put, 3.00%, 6/01/23 ........................................................       13,865,000     13,865,000
 a  Moorpark MFR, Refunding, Le Club Apartments Project, Series A,
Weekly VRDN and Put, 3.05%, 11/01/15 ............................................................        3,500,000      3,500,000
 a  M-S-R Public Power Agency Revenue, San Juan Project,
Refunding, Subordinated Lien,
     Series E, MBIA Insured, Weekly VRDN and Put, 3.10%, 7/01/22 ................................       10,400,000     10,400,000
 a  Ontario MFR, Park Centre Partners Project, Series A,
 Weekly VRDN and Put, 3.0416%, 8/01/07 ..........................................................        1,900,000      1,900,000
 a  Orange County Apartment Development Revenue, Weekly VRDN and Put,
    Issue I, Park Ridge, 3.00%, 11/01/08 ........................................................        1,600,000      1,600,000
    Jessy L. Frost Project, Issue B, 3.40%, 3/01/09 .............................................          100,000        100,000
    Refunding, The Lakes Projects, Series A, 3.40%, 12/01/06 ....................................        9,250,000      9,250,000
    Vista Verde Apartments, 3.50%, 8/01/18 ......................................................        3,000,000      3,000,000
 a  Oxnard RDA, COP, Channel Islands Business Center,
Weekly VRDN and Put, 3.9288%, 7/01/05 ...........................................................          390,000        390,000
 a  Palm Springs CRDA, COP, Weekly VRDN and Put, 3.25%, 12/01/14,
    Hotel No. 2 .................................................................................          900,000        900,000
    Hotel No. 3..................................................................................          700,000        700,000
 a  Pico Rivera RDA, COP, Crossroad Plaza Project,
Weekly VRDN and Put, 3.20%, 12/01/10 ............................................................        1,500,000      1,500,000
 a  Pleasanton MFMR Var-Valley Plaza-A-Remarketing ,
 Weekly VRDN and Put, 3.00%, 7/15/18 ............................................................        3,660,000      3,660,000
    Puerto Rico Commonwealth TRAN, Series A, 4.50%, 7/30/98 .....................................       25,000,000     25,014,591
 a  Rancho Mirage RDA, Certificates, Participation,
Weekly VRDN and Put, 3.50%, 10/01/16 ............................................................        4,100,000      4,100,000
 a  Redlands MFHR, Refunding, Parkview Terrace, Series A,
Weekly VRDN and Put, 3.05%, 2/01/16 .............................................................        3,550,000      3,550,000
 a  Riverside County Housing Authority MFMR,
Emeritus Park, Series B, Weekly VRDN and Put,
     3.00%, 7/15/18 .............................................................................        3,250,000      3,250,000
 a  Riverside County IDA Revenue, Weekly VRDN and Put,
Calavo Growers, 3.00%, 9/01/05 ..................................................................        1,500,000      1,500,000
 a  Roseville Finance Authority Hospital, Lease Revenue,
Series A, Roseville Hospital, Weekly VRDN and Put,
     3.05%, 10/01/14 ............................................................................        9,450,000      9,450,000
 a  Sacramento County COP, Administration Center and Court
 House Project, Weekly VRDN and Put, 3.15%, 6/01/20 .............................................        8,255,000      8,255,000
 a  Sacramento County MFR, Various Housing Projects,
 Smoketree, Series A, Weekly VRDN and Put, 3.00%, 4/15/10 .......................................        6,950,000      6,950,000
    Sacramento MUD, TECP, 3.35%, 9/17/98 ........................................................       25,700,000     25,700,000
 a  San Bernardino County, MFHR, Weekly VRDN and Put,
    Refunding, Quail Properties, Series A, 3.00%, 7/01/14 .......................................        4,250,000      4,250,000
    Western Properties Project I, 3.00%, 2/01/05 ................................................        1,950,000      1,950,000
    Western Properties Project III, 3.00%, 8/01/05 ..............................................          900,000        900,000
    Western Properties Project IV, 3.00%, 8/01/05 ...............................................        1,600,000      1,600,000
    Western Properties Project V, 3.00%, 8/01/05 ................................................        2,550,000      2,550,000
    Woodview Apartments Project, Series I, 3.15%, 4/01/07 .......................................        2,300,000      2,300,000
 a  San Diego County MFHR, Nationwide, Series C, Weekly
VRDN and Put, 3.00%, 4/15/05 ....................................................................        1,300,000      1,300,000
    San Diego County TRAN, 4.50%, 9/30/98 .......................................................       13,500,000     13,522,641
    San Diego Gas & Electric, TECP,
    3.55%, 8/11/98 ..............................................................................        2,000,000      2,000,000
    3.60%, 8/11/98 ..............................................................................        3,000,000      3,000,000
    3.50%, 8/12/98 ..............................................................................        5,500,000     5,500, 000
 a  San Diego MFMR, California Housing Authority,
La Cima Apartments, Series K, Weekly VRDN and Put,
     3.05%, 12/01/08 ............................................................................        2,400,000      2,400,000
 a  San Diego MFMR, Refunding, University Town Center Apartments,
Weekly VRDN and Put, 3.05%, 10/01/15 ............................................................        4,900,000      4,900,000
 a  San Dimas RDA, Commercial Development Revenue,
San Dimas Commercial Center, Monthly VRDN and Put,
     3.70%, 12/01/13 ............................................................................          900,000        900,000
    San Francisco City and County Airports Commission International,
 TECP, 3.60%, 7/14/98 ...........................................................................      $ 3,040,000    $ 3,040,000
 a  San Francisco City and County MFHR, Winterland Project,
 Series C, Weekly VRDN and Put, 3.20%, 6/01/06 ..................................................        4,500,000      4,500,000
 a  San Francisco City and County RDA, MFR, Refunding,
 Fillmore Center, Series B-2, Weekly VRDN and Put,
     3.45%, 12/01/17 ............................................................................        1,000,000      1,000,000
 a  San Francisco City and County RDA, MFR, Rincon
Center Project No. 8, Series B, Weekly VRDN and Put,
     3.20%, 12/01/06 ............................................................................        4,420,000      4,420,000
 a  San Jose MFMR, Somerset Park Apartment Project,
Weekly VRDN and Put, 3.30%, 11/01/17 ............................................................        1,000,000      1,000,000
 a  San Jose-Santa Clara Water Financing Authority,
Sewer Revenue, Series B, Weekly VRDN and Put, 3.10%, 11/15/11 ...................................        1,200,000      1,200,000
 a  San Mateo County Housing Authority, MFHR,
Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
     3.40%, 7/01/17 .............................................................................        2,950,000      2,950,000
    San Mateo County TRAN, 4.50%, 7/01/98 .......................................................        2,500,000      2,500,000
 a  Santa Ana MFHR, Refunding, Vintage Apartments, Series A,
Weekly VRDN and Put, 3.30%, 12/01/22 ............................................................        3,500,000      3,500,000
 a  Santa Clara County Housing Authority, MFHR, Refunding,
 Benton Park Center Apartments, Series A,
     FNMA Secured, Weekly VRDN and Put, 3.20%, 12/15/25 .........................................        5,000,000      5,000,000
    Santa Clara County TRAN, 4.75%, 10/01/98 ....................................................       10,000,000     10,021,695
 a  South San Francisco MFR, Magnolia Plaza Apartments,
Series A, Weekly VRDN and Put, 3.40%, 5/01/17 ...................................................          500,000        500,000
    Southern California Edison PCR, TECP, 3.60%, 8/13/98 ........................................        3,850,000      3,850,000
    Southern California Metropolitan Water District, TECP, 3.60%, 10/07/98 ......................        2,000,000      2,000,000
 a  Southern California Public Power Authority Revenue,
Transmission Project, Refunding, Weekly VRDN and Put, 3.10%,
    AMBAC Insured, 7/01/19 ......................................................................       27,300,000     27,300,000
    Series B, FSA Insured, 7/01/23 ..............................................................          600,000        600,000
 a  Southern California Public Power Authority, Sub-Palo Verde Project,
Refunding, Series B, AMBAC Insured,
     Weekly VRDN and Put, 3.10%, 7/01/09 ........................................................        2,000,000      2,000,000
 a  Suisun City MFMR, Housing Authority, Village Green Apartments,
Series A, Weekly VRDN and Put, 3.00%, 6/15/18 ...................................................        8,900,000      8,900,000
 a  Tustin 1915 Act, Reassessment District No. 95-2, Series A,
 Daily VRDN and Put, 3.30%, 9/02/13..............................................................       21,992,000     21,992,000
 a  Vallectos Water District, Water Revenue, COP,
Twin Oaks Reservoir Project, Weekly VRDN and Put, 3.00%, 7/01/30 ................................        2,600,000      2,600,000
 a  West Basin Municipal Water District Revenue,
COP, Phase II Recycled Water Project, Series C,
     Weekly VRDN and Put, 3.10%, 8/01/27 ........................................................        2,000,000      2,000,000
 a  Western Riverside County Regional Wastewater Authority Treatment,
 Daily VRDN and Put, 3.30%, 4/01/28 .............................................................       18,250,000     18,250,000
                                                                                                                   --------------
    Total Investments (Cost $712,910,715) 108.6% ................................................                     712,910,715
    Other Assets, less Liabilities (8.6)% .......................................................                    (56,186,149)
                                                                                                                   --------------
    Net Assets 100.0%............................................................................                    $656,724,566
                                                                                                                   ==============

See glossary of terms on page 55.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, June 30, 1998 (cont.)

Glossary of Terms

1915 Act- Improvement Bond Act of 1915
ABAG    - The Association of Bay Area Governments (acquired by MBIA in 1989 and no longer does business under this name).
ACES    - Adjustable Convertible Exempt Securities
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
BART    - Bay Area Rapid Transit
BIG     - Bond Investors Guaranty Insurance Co.
CDA     - Community Development Agency
CFD     - Community Facilities District
CHFCLP  - California Health Facilities Construction Loan Program
COP     - Certificate of Participation
CRDA    - Community Redevelopment Agency
DATES   - Demand Adjustable Tax-Exempt Securities
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (Some of the securities shown as FSA were originally Insured by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA    - Government National Mortgage Association
GO      - General Obligation
HFA     - Housing Finance Authority/Agency
HMR     - Home Mortgage Revenue
ID      - Improvement District
IDA     - Industrial Development Agency
IDR     - Industrial Development Revenue
MBIA    - Municipal Bond Investors Assurance Corp.
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
MUD     - Municipal Utility District
PCFA    - Pollution Control Financing Authority
PCR     - Pollution Control Revenue
PUD     - Public Utility District
RAN     - Revenue Anticipation Notes
RDA     - Redevelopment Agency
RMR     - Residential Mortgage Revenue
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
TECP    - Tax-Exempt Commercial Paper
TRAN    - Tax and Revenue Anticipation Notes
USD     - Unified School District
VRDN    - Variable Rate Demand Notes



FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
June 30, 1998

                                                                   Franklin  Franklin California Franklin
                                                                  California  Intermediate-Term California
                                                               Insured Tax-Free   Tax-Free      Tax-Exempt
                                                                  Income Fund    Income Fund    Money Fund
                                                             ---------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................... $1,622,293,975    $151,892,502  $712,910,715
                                                             =============================================
  Value .....................................................  1,729,304,337     158,031,605   712,910,715
  Cash ......................................................      1,906,111       1,680,099     1,710,703
 Receivables:
  Investment securities sold ................................     36,855,954              --            --
  Capital shares sold .......................................      3,790,913         751,760        10,500
  Interest ..................................................     29,891,634       2,463,267     4,620,186
                                                             ---------------------------------------------
Total assets ................................................  1,801,748,949     162,926,731   719,252,104
                                                             ---------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ...........................     14,800,339       6,674,223    61,468,300
  Capital shares redeemed ...................................      7,921,377         119,703        46,243
  Affiliates ................................................      1,052,204         100,231       299,247
  Shareholders ..............................................      3,097,073         190,054       559,178
 Distributions to shareholders ..............................      1,879,711         151,512        92,571
 Other liabilities ..........................................        137,775          27,449        61,999
                                                             ---------------------------------------------
Total liabilities ...........................................     28,888,479       7,263,172    62,527,538
                                                             ---------------------------------------------
 Net assets, at value ....................................... $1,772,860,470    $155,663,559  $656,724,566
                                                             =============================================

Net assets consist of:
 Undistributed net investment income ........................      $ 364,333       $ 393,399          $ --
 Net unrealized appreciation ................................    107,010,362       6,139,103            --
 Accumulated net realized gain (loss) .......................      9,088,374        (195,646)           --
 Capital shares .............................................  1,656,397,401     149,326,703   656,724,566
                                                             ---------------------------------------------
 Net assets, at value ....................................... $1,772,860,470    $155,663,559  $656,724,566
                                                             =============================================



                                                                 Franklin    Franklin California Franklin
                                                                California    Intermediate-Term California
                                                             Insured Tax-Free    Tax-Free       Tax-Exempt
                                                                Income Fund     Income Fund     Money Fund
                                                             ---------------------------------------------
Class I:
 Net assets, at value ....................................... $1,717,489,229    $155,663,559  $656,724,566
                                                             =============================================
 Shares outstanding .........................................    137,714,533      13,846,749   656,724,566
                                                             =============================================
 Net asset value per share* .................................         $12.47         $11.24          $1.00
                                                             =============================================
 Maximum offering price per share
 (net asset value per share / 95.75%,
  97.75%, 100%, respectively)  ..............................         $13.02         $11.50          $1.00
                                                             =============================================

Class II:
Net assets, at value ........................................   $ 55,371,241              --            --
                                                             =============================================
Shares outstanding ..........................................      4,413,589              --            --
                                                             =============================================
Net asset value per share* ..................................         $12.55              --            --
                                                             =============================================
Maximum offering price per share
 (net asset value per share / 99.00%) .......................         $12.68              --            --
                                                             =============================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)



Statements of Operations
for the year ended June 30, 1998


                                                                   Franklin  Franklin California Franklin
                                                                  California  Intermediate-Term California
                                                                Insured Tax-Free   Tax-Free     Tax-Exempt
                                                                  Income Fund    Income Fund    Money Fund
Investment income:
 Interest......................................................  $ 98,803,266     $6,985,988  $22,567,839
                                                               ------------------------------------------
Expenses:
 Management fees (Note 3) .....................................     8,057,731        794,091    3,224,282
 Distribution fees (Note 3)
  Class I .....................................................     1,487,863        133,632           --
  Class II ....................................................       292,622             --           --
 Transfer agent fees (Note 3) .................................       395,677         38,748      378,115
 Custodian fees ...............................................        19,480          1,525       13,134
 Reports to shareholders ......................................       176,565         21,519      228,314
 Registration and filing fees .................................         1,052          1,264        4,212
 Professional fees.............................................        64,675          5,063       54,229
 Trustees' fees and expenses ..................................        53,656          4,340       20,931
 Insurance.....................................................         6,178             --           --
 Pricing fees .................................................        48,482         26,054        1,270
 Other ........................................................        32,939          1,802        9,694
                                                               ------------------------------------------
Total expenses.................................................    10,636,920      1,028,038    3,934,181
Expenses waived/paid by affiliate (Note 3) ....................            --       (339,987)          --
                                                               ------------------------------------------
 Net expenses .................................................    10,636,920        688,051    3,934,181
                                                               ------------------------------------------
  Net investment income .......................................    88,166,346      6,297,937   18,633,658
                                                               ------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ....................    14,517,284        373,164       (2,802)
 Net unrealized appreciation on investments ...................    35,549,088      2,945,640           --
                                                               ------------------------------------------
Net realized and unrealized gain (loss) .......................    50,066,372      3,318,804       (2,802)
                                                               ------------------------------------------
Net increase in net assets resulting from operations ..........  $138,232,718     $9,616,741  $18,630,856
                                                               ==========================================



                                            See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)



Statements of Changes in Net Assets
for the years ended June 30, 1998 and 1997


                           Franklin California Insured     Franklin California Intermediate-     Franklin California
                              Tax-Free Income Fund             Term Tax-Free Income Fund        Tax-Exempt Money Fund
                      ------------------------------------------------------------------------------------------------
                            1998                1997             1998           1997            1998            1997
                      ------------------------------------------------------------------------------------------------
Increase (decrease)
 in net assets:
  Operations:
   Net investment
income ..............     $ 88,166,346     $ 89,121,047      $ 6,297,937   $ 5,401,684   $ 18,633,658     $ 18,084,346
 Net realized gain (loss)
from investments .....      14,517,284       11,434,772          373,164       119,770         (2,802)          (9,957)
   Net unrealized
 appreciation
 on investments ......      35,549,088       17,743,963        2,945,640     2,477,165             --               --
                      ------------------------------------------------------------------------------------------------
Net increase
 in net assets
 resulting from
 operations...........     138,232,718      118,299,782        9,616,741     7,998,619     18,630,856       18,074,389
 Distributions to
 shareholders from:
 Net investment income:
  Class I ............     (86,044,321)     (88,728,007)      (6,184,726)   (5,351,328)   (18,630,856)*    (18,074,389)*
  Class II ...........      (2,012,482)      (1,243,155)              --            --             --               --
 Net realized gains:
  Class I  ...........     (15,480,792)              --               --            --             --               --
  Class II ...........        (397,099)              --               --            --             --               --
                      ------------------------------------------------------------------------------------------------
 Total distributions
 to shareholders .....    (103,934,694)     (89,971,162)      (6,184,726)   (5,351,328)   (18,630,856)     (18,074,389)

 Capital share
  transactions (Note 2):
   Class I ..........       48,438,350       19,013,927       34,565,606    13,819,809     16,933,993       41,971,783
   Class II ..........      19,682,305       16,010,873               --            --             --               --
                      ------------------------------------------------------------------------------------------------
 Total capital
  share transactions .      68,120,655       35,024,800       34,565,606    13,819,809     16,933,993       41,971,783
Net increase
 in net assets........     102,418,679       63,353,420       37,997,621    16,467,100     16,933,993       41,971,783

Net assets:
 Beginning of year....   1,670,441,791    1,607,088,371      117,665,938   101,198,838    639,790,573      597,818,790
                      ------------------------------------------------------------------------------------------------
 End of year .........  $1,772,860,470   $1,670,441,791     $155,663,559  $117,665,938   $656,724,566     $639,790,573
                      ================================================================================================

Undistributed net investment
 income included in net assets:
  End of year ........       $ 364,333        $ 254,790        $ 393,399     $ 280,188            $--              $--
                      ================================================================================================

*Distributions were decreased by net realized loss from security transactions of $2,802 in 1998 and $9,957 in 1997.

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income. The Franklin California Tax-Exempt Money Fund also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates value.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Franklin California Tax-Exempt Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Franklin California Insured Tax-Free Income Fund.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Insurance:

The scheduled payments of interest and principal for each long-term municipal security in the Franklin California Insured Tax-Free Income Fund is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Franklin California Insured Tax-Free Income Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:



                                                                                               Franklin
                                        Franklin California        Franklin California        California
                                         Insured Tax-Free           Intermediate-Term         Tax-Exempt
                                            Income Fund            Tax-Free Income Fund       Money Fund
                                     -------------------------------------------------------------------
                                       Shares       Amount         Shares      Amount           Amount
                                     -------------------------------------------------------------------
Class I Shares:
Year ended June 30, 1998
 Shares sold .......................  22,389,869  $278,357,073     6,049,630  $67,642,009    $990,707,295
 Shares issued in
 reinvestment of distributions .....   3,656,134    45,526,852       336,167    3,758,425      18,601,299
 Shares redeemed ................... (22,146,051) (275,445,575)   (3,299,944) (36,834,828)   (992,374,601)
                                     -------------------------------------------------------------------
 Net increase ......................   3,899,952  $ 48,438,350     3,085,853  $34,565,606    $ 16,933,993
                                     ===================================================================
Year ended June 30, 1997
 Shares sold .......................  22,948,118  $278,902,671     3,368,342  $36,450,937    $922,857,545
 Shares issued in
 reinvestment of distributions .....   3,057,673    37,223,689       300,873    3,255,392      17,999,484
 Shares redeemed ................... (24,432,714) (297,112,433)   (2,389,859) (25,886,520)   (898,885,246)
                                     -------------------------------------------------------------------
 Net increase ......................   1,573,077  $ 19,013,927     1,279,356  $13,819,809    $ 41,971,783
                                     ===================================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                          Franklin California
                                            Insured Tax-Free
                                              Income Fund
                                        ----------------------
                                         Shares       Amount
                                        ----------------------
Class II Shares:
Year ended June 30, 1998
 Shares sold .......................   2,210,276   $27,644,046
 Shares issued in
 reinvestment of distributions .....     133,327     1,670,244
 Shares redeemed ...................    (769,144)   (9,631,985)
                                        ----------------------
 Net increase ......................   1,574,459   $19,682,305
                                        ======================

Year ended June 30, 1997
 Shares sold ......................    1,578,751   $19,284,425
 Shares issued in
 reinvestment of distributions .....      67,671       828,623
 Shares redeemed ...................    (336,345)   (4,102,175)
                                        ----------------------
 Net increase ......................   1,310,077   $16,010,873
                                        ======================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or trustees of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent and administrative manager, respectively.

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay investment management fees to Advisers based on the month-end net assets of each Fund, and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

     Annualized
      Fee Rate   Net Assets
     ----------------------------------------------------------------
        .625%    First $100 million
        .50%     Over $100 million, up to and including $250 million
        .45%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin California Intermediate-Term Tax-Free Income Fund, through June 30, 1998, as noted in the Statement of Operations.

The Franklin California Intermediate-Term Tax-Free Income Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Franklin California Insured Tax-Free Income Fund reimburses Distributors up to
 .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                            Franklin     Franklin California
                           California     Intermediate-Term
                        Insured Tax-Free      Tax-Free
                           Income Fund      Income Fund
                        -------------------------------------
Net commissions paid ......  $374,187        $54,086
Contingent deferred

 sales charges ............  $ 41,527            $--

4. INCOME TAXES

At June 30, 1998, the Franklin California Intermediate-Term Tax-Free Income and the Franklin California Tax-Exempt Money Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                             Franklin California     Franklin California
                              Intermediate-Term          Tax-Exempt
                            Tax-Free Income Fund        Money Fund
                        ---------------------------------------------------
Capital loss carryovers expiring in:
         2003.................       $195,646       $14,563
         2005.................             --         1,444
         2006.................             --         9,957
                                   ------------------------
                                     $195,646       $25,964


At June 30, 1998, the Franklin California Tax-Exempt Money Fund has deferred capital losses occurring subsequent to October 31, 1997 of $2,802. For tax purposes, such losses will be reflected in the year ending June 30, 1999.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of wash sales.

At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                            Franklin  Franklin California
                           California  Intermediate-Term
                        Insured Tax-Free   Tax-Free
                           Income Fund    Income Fund
                       ----------------------------------
Net investment cost ...$1,622,414,298    $151,892,502
                       ==================================
Unrealized
 appreciation ......... $ 107,381,449     $ 6,205,861
Unrealized
 depreciation .........      (491,410)        (66,758)
                       ----------------------------------
Net unrealized
 appreciation.......... $ 106,890,039     $ 6,139,103
                       ==================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1998, was as follows:

                            Franklin    Franklin California
                           California     Intermediate-Term
                        Insured Tax-Free     Tax-Free
                           Income Fund     Income Fund
                        -----------------------------------
Purchases .............  $439,261,061      $48,355,055

Sales .................  $367,874,734      $12,462,570


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of California. Such concentration may subject the Funds more significantly to economic changes occurring within that state.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Independent Auditor's Report

To the Shareholders and Board of Trustees of Franklin California Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of the Funds comprising the Franklin California Tax-Free Trust (the Funds), including each Fund's statement of investments as of June 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Franklin California Tax-Free Trust as of June 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

PricewaterhouseCoopers LLP

San Francisco, California

August 5, 1998



FRANKLIN CALIFORNIA TAX-FREE TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the California Insured Tax-Free Income Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended June 30, 1998.

      28% Rate Gain              $ --
      20% Rate Gain        13,466,332
                         ------------
      Total               $13,466,332
                         ============

Under Section 852 (b)(5)(A) of the Internal Revenue Code, the trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 1998.


Franklin California Tax-Free Trust
Annual Report
June 30, 1998

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows the portfolio breakdown by sector and percent of total long-term investments for the Franklin California Insured Tax-Free Income Fund on 6/30/98

Utilities                           19.0%
Certificates of Participation       12.9%
Prerefunded                         12.1%
Tax Allocation Bonds                12.0%
Education                           11.4%
Transportation                      6.4%
Hospitals                           5.3%
Housing                             3.0%
Mello Roos Bonds                    2.9%
Special Assessment                  2.7%
General Obligation                  1.0%
Marks-Roos Bonds                    0.8%
Sales Tax Revenue                   0.3%
Other Revenue                       10.2%

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between the Franklin California Insured Tax-Free Income Fund Class I distribution rate of 4.88% and the taxable equivalent rate of 8.91% for California state residents on 6/30/98.

GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin California Insured Tax-Free Income Fund Class I shares from 7/1/97 to 6/30/98.


July                         5.5 cents
August                       5.5 cents
September                    5.5 cents
October                      5.3 cents
November                     5.3 cents
December                     5.3 cents
January                      5.3 cents
February                     5.3 cents
March                        5.3 cents
April                        5.3 cents
May                          5.3 cents
June                         5.3 cents
Total                       64.2 cents
GRAPHIC MATERIAL(4)

The following line graph compares the performance of the Franklin California Insured Tax-Free Income Fund Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 7/1/88 to 6/30/98.


                 COMSUMER       LB MUNI
               PRICE INDEX    BOND INDEX
                   NSA            $T
 Jul 1988         0.42          0.65
 Aug 1988         0.85          0.74
 Sep 1988         1.53          2.56
 Oct 1988         1.86          4.37
 Nov 1988         1.95          3.42
 Dec 1988         2.12          4.48
 Jan 1989         2.63          6.64
 Feb 1989         3.05          5.42
 Mar 1989         3.64          5.17
 Apr 1989         4.32          7.66
 May 1989         4.92          9.90
 Jun 1989         5.17         11.39
 Jul 1989         5.42         12.91
 Aug 1989         5.59         11.80
 Sep 1989         5.93         11.47
 Oct 1989         6.44         12.83
 Nov 1989         6.69         14.81
 Dec 1989         6.86         15.75
 Jan 1990         7.97         15.20
 Feb 1990         8.47         16.23
 Mar 1990         9.07         16.27
 Apr 1990         9.24         15.42
 May 1990         9.49         17.94
 Jun 1990        10.08         18.98
 Jul 1990        10.51         20.74
 Aug 1990        11.53         18.98
 Sep 1990        12.46         19.05
 Oct 1990        13.14         21.21
 Nov 1990        13.39         23.65
 Dec 1990        13.39         24.19
 Jan 1991        14.07         25.85
 Feb 1991        14.24         26.95
 Mar 1991        14.41         26.99
 Apr 1991        14.58         28.69
 May 1991        14.92         29.83
 Jun 1991        15.25         29.70
 Jul 1991        15.42         31.28
 Aug 1991        15.76         33.01
 Sep 1991        16.27         34.74
 Oct 1991        16.44         35.96
 Nov 1991        16.78         36.34
 Dec 1991        16.86         39.26
 Jan 1992        17.03         39.58
 Feb 1992        17.46         39.62
 Mar 1992        18.05         39.68
 Apr 1992        18.22         40.92
 May 1992        18.39         42.58
 Jun 1992        18.81         44.97
 Jul 1992        19.07         49.32
 Aug 1992        19.41         47.86
 Sep 1992        19.75         48.83
 Oct 1992        20.17         47.36
 Nov 1992        20.34         50.00
 Dec 1992        20.25         51.53
 Jan 1993        20.85         53.29
 Feb 1993        21.27         58.84
 Mar 1993        21.69         57.16
 Apr 1993        22.03         58.74
 May 1993        22.20         59.63
 Jun 1993        22.37         62.30
 Jul 1993        22.37         62.51
 Aug 1993        22.71         65.89
 Sep 1993        22.97         67.78
 Oct 1993        23.47         68.10
 Nov 1993        23.56         66.62
 Dec 1993        23.56         70.14
 Jan 1994        23.90         72.07
 Feb 1994        24.32         67.62
 Mar 1994        24.75         60.80
 Apr 1994        24.92         62.16
 May 1994        25.00         63.57
 Jun 1994        25.42         62.58
 Jul 1994        25.76         65.55
 Aug 1994        26.27         66.13
 Sep 1994        26.61         63.69
 Oct 1994        26.69         60.77
 Nov 1994        26.86         57.86
 Dec 1994        26.86         61.34
 Jan 1995        27.37         65.95
 Feb 1995        27.88         70.78
 Mar 1995        28.31         72.74
 Apr 1995        28.73         72.95
 May 1995        28.98         78.47
 Jun 1995        29.24         76.92
 Jul 1995        29.24         78.60
 Aug 1995        29.58         80.87
 Sep 1995        29.83         82.01
 Oct 1995        30.25         84.64
 Nov 1995        30.17         87.71
 Dec 1995        30.08         89.51
 Jan 1996        30.85         90.95
 Feb 1996        31.27         89.65
 Mar 1996        31.95         87.23
 Apr 1996        32.46         86.70
 May 1996        32.71         86.63
 Jun 1996        32.80         88.66
 Jul 1996        33.05         90.38
 Aug 1996        33.31         90.34
 Sep 1996        33.73         93.00
 Oct 1996        34.15         95.19
 Nov 1996        34.41         98.76
 Dec 1996        34.41         97.92
 Jan 1997        34.83         98.30
 Feb 1997        35.25        100.12
 Mar 1997        35.59         97.45
 Apr 1997        35.76         99.10
 May 1997        35.68        102.10
 Jun 1997        35.85        104.25
 Jul 1997        36.02        109.91
 Aug 1997        36.27        107.94
 Sep 1997        36.61        110.41
 Oct 1997        36.95        111.76
 Nov 1997        36.86        113.01
 Dec 1997        36.70        116.12
 Jan 1998        36.95        118.35
 Feb 1998        37.20        118.41
 Mar 1998        37.46        118.61
 Apr 1998        37.71        117.62
 May 1998        37.97        121.06
 JUN 1998        38.14        121.93


GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the Franklin California Insured Tax-Free Income Fund Class II distribution rate of 4.46% and the taxable equivalent rate of 8.14% for California state residents on 6/30/98.

GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin California Insured Tax-Free Income Fund Class II shares from 7/1/97 to 6/30/98.

July                         4.99 cents
August                       4.92 cents
September                    4.92 cents
October                      4.70 cents
November                     4.70 cents
December                     4.70 cents
January                      4.69 cents
February                     4.69 cents
March                        4.69 cents
April                        4.71 cents
May                          4.71 cents
June                         4.71 cents
Total                       57.13 cents


GRAPHIC MATERIAL (7)

The following line graph compares the performance of the Franklin California Insured Tax-Free Income Fund Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 5/1/95 to 6/30/98.

                         CONSUMER PRICE        LB MUNI BOND INDEX $T
                           INDEX NSA
 May 1995                    0.20                     3.19
 Jun 1995                    0.39                     2.29
 Jul 1995                    0.40                     3.26
 Aug 1995                    0.66                     4.58
 Sep 1995                    0.86                     5.23
 Oct 1995                    1.19                     6.76
 Nov 1995                    1.12                     8.53
 Dec 1995                    1.05                     9.57
 Jan 1996                    1.65                    10.41
 Feb 1996                    1.98                     9.66
 Mar 1996                    2.50                     8.25
 Apr 1996                    2.90                     7.95
 May 1996                    3.09                     7.91
 Jun 1996                    3.16                     9.08
 Jul 1996                    3.36                    10.08
 Aug 1996                    3.55                    10.05
 Sep 1996                    3.88                    11.59
 Oct 1996                    4.21                    12.86
 Nov 1996                    4.41                    14.92
 Dec 1996                    4.41                    14.44
 Jan 1997                    4.74                    14.65
 Feb 1997                    5.07                    15.71
 Mar 1997                    5.33                    14.16
 Apr 1997                    5.46                    15.12
 May 1997                    5.40                    16.85
 Jun 1997                    5.53                    18.10
 Jul 1997                    5.66                    21.37
 Aug 1997                    5.86                    20.23
 Sep 1997                    6.12                    21.66
 Oct 1997                    6.39                    22.44
 Nov 1997                    6.32                    23.16
 Dec 1997                    6.19                    24.96
 Jan 1998                    6.39                    26.25
 Feb 1998                    6.58                    26.28
 Mar 1998                    6.78                    26.40
 Apr 1998                    6.98                    25.83
 May 1998                    7.18                    27.82
 JUN 1998                    7.31                    28.32


GRAPHIC MATERIAL (8)

This chart shows in pie format the credit quality breakdown of the Franklin California Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 6/30/98.

AAA                         30.9%
AA                           2.4%
A                           21.5%
BBB                         45.1%
Below Investment Grade       0.1%


GRAPHIC MATERIAL (9)

This chart shows in bar format the comparison between Franklin California Intermediate-Term Tax-Free Income Fund's distribution rate of 4.59% and the taxable equivalent rate of 8.38% for California state residents on 6/30/98.

GRAPHIC MATERIAL (10)

This chart shows the dividend distributions for Franklin California Intermediate-Term Tax-Free Income Fund's shares from 7/1/97 to 6/30/98.

July                         4.4 cents
August                       4.4 cents
September                    4.4 cents
October                      4.4 cents
November                     4.4 cents
December                     4.4 cents
January                      4.4 cents
February                     4.4 cents
March                        4.4 cents
April                        4.4 cents
May                          4.4 cents
June                         4.4 cents
Total                       52.8 cents

GRAPHIC MATERIAL (11)

The following line graph compares the performance of the Franklin California Intermediate-Term Tax-Free Income Fund to that of the Lehman Brothers 10-Year Municipal Bond Index and the Consumer Price Index based on a $10,000 investment from 9/23/92 to 6/30/98.


                   LB MUNI 10-YR BOND      CONSUMER PRICE INDEX
                        INX $T                      NSA
 Oct 1992                -1.02                     0.35
 Nov 1992                 0.79                     0.50
 Dec 1992                 1.96                     0.42
 Jan 1993                 3.68                     0.92
 Feb 1993                 7.48                     1.27
 Mar 1993                 5.91                     1.63
 Apr 1993                 6.92                     1.91
 May 1993                 7.29                     2.05
 Jun 1993                 9.40                     2.19
 Jul 1993                 9.68                     2.19
 Aug 1993                11.95                     2.48
 Sep 1993                13.33                     2.69
 Oct 1993                13.51                     3.11
 Nov 1993                12.58                     3.18
 Dec 1993                14.97                     3.18
 Jan 1994                16.39                     3.47
 Feb 1994                13.20                     3.82
 Mar 1994                 8.87                     4.18
 Apr 1994                10.07                     4.32
 May 1994                10.95                     4.39
 Jun 1994                10.48                     4.74
 Jul 1994                12.33                     5.02
 Aug 1994                12.77                     5.45
 Sep 1994                11.25                     5.73
 Oct 1994                 9.62                     5.80
 Nov 1994                 7.55                     5.94
 Dec 1994                 9.49                     5.94
 Jan 1995                12.32                     6.37
 Feb 1995                15.50                     6.79
 Mar 1995                17.06                     7.15
 Apr 1995                17.20                     7.50
 May 1995                20.92                     7.71
 Jun 1995                20.17                     7.93
 Jul 1995                21.93                     7.93
 Aug 1995                23.59                     8.21
 Sep 1995                24.38                     8.42
 Oct 1995                25.81                     8.78
 Nov 1995                27.50                     8.70
 Dec 1995                28.28                     8.63
 Jan 1996                29.57                     9.27
 Feb 1996                29.04                     9.63
 Mar 1996                27.44                    10.19
 Apr 1996                26.99                    10.62
 May 1996                26.64                    10.83
 Jun 1996                27.84                    10.90
 Jul 1996                29.07                    11.11
 Aug 1996                29.07                    11.32
 Sep 1996                30.40                    11.68
 Oct 1996                32.04                    12.03
 Nov 1996                34.71                    12.24
 Dec 1996                34.10                    12.24
 Jan 1997                34.63                    12.60
 Feb 1997                35.90                    12.95
 Mar 1997                34.08                    13.23
 Apr 1997                35.07                    13.38
 May 1997                36.98                    13.31
 Jun 1997                38.49                    13.45
 Jul 1997                42.38                    13.59
 Aug 1997                41.00                    13.80
 Sep 1997                42.79                    14.08
 Oct 1997                43.55                    14.37
 Nov 1997                44.21                    14.30
 Dec 1997                46.49                    14.15
 Jan 1998                48.11                    14.37
 Feb 1998                48.10                    14.58
 Mar 1998                48.00                    14.79
 Apr 1998                47.19                    15.00
 May 1998                49.69                    15.22
 Jun 1998                50.24                    15.36


GRAPHIC MATERIAL (12)

This chart shows in bar format the comparison between Franklin California Tax-Exempt Money Fund's seven-day annualized yield of 2.72% and the taxable equivalent yield of 4.97% for California state residents on 6/30/98.